================================================================================

                                                                    EXHIBIT 10.3






                         AGREEMENT AND PLAN OF MERGER

                          DATED AS OF APRIL 17, 1997

                                 BY AND AMONG

                              MAC-GRAY II, INC.,

                              MAC-GRAY CO., INC.,

                          MAC-GRAY ACQUISITION CORP.,

                        SUN SERVICES OF AMERICA, INC.,

                        R. BODDEN COIN-OP-LAUNDRY, INC.

                                      AND

                              JEFFREY C. HUENINK







================================================================================

                         AGREEMENT AND PLAN OF MERGER

                                     INDEX

                                                                                       Page
SECTION 1.  THE MERGERS.................................................................. 2
     1.1    The Mergers.................................................................. 2
            -----------
     1.2    Closing...................................................................... 2
            -------
     1.3    Effective Times.............................................................. 2
            ---------------
     1.4    Effects of the Mergers....................................................... 2
            ----------------------
     1.5    Certificate of Incorporation and By-laws of the Surviving Corporations....... 3
            ----------------------------------------------------------------------
     1.6    Board of Directors and Officers.............................................. 3
            -------------------------------
     1.7    Income Tax Treatment of the Mergers.......................................... 3
            ------------------------------------
     1.8    Allocation of the Aggregate Consideration to be Received by Stockholder...... 4
            ----------------------------------------------------------------------

SECTION 2.  EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
            CORPORATIONS; OTHER ACTIONS AT THE CLOSING................................... 4
     2.1    Effect of SSA Merger on Capital Stock........................................ 4
            -------------------------------------
     2.2    Effect of Bodden Merger on Capital Stock..................................... 5
            ----------------------------------------
     2.3    SSA Merger; Surrender of Certificates; Stock Transfer Books.................. 5
            -----------------------------------------------------------
     2.4    Bodden Merger; Surrender of Certificates; Stock Transfer Books............... 6
            --------------------------------------------------------------
     2.5    Other Actions at the Closing................................................. 7
            ----------------------------

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF SSA, BODDEN AND THE STOCKHOLDER............ 8
     3.1    Making of Representations and Warranties..................................... 8
            ----------------------------------------
     3.2    Organization and Qualifications of SSA and Bodden............................ 8
            -------------------------------------------------
     3.3    Capital Stock; Beneficial Ownership.......................................... 8
            -----------------------------------
     3.4    Subsidiaries; Acquisitions................................................... 9
            --------------------------
     3.5    Required Action; Authority................................................... 9
            --------------------------
     3.6    No Conflicts.................................................................10
            ------------
     3.7    Taxes........................................................................10
            -----
     3.8    Leases.......................................................................12
            ------
     3.9    Equipment....................................................................12
            ---------
     3.10   Title........................................................................13
            -----
     3.11   No Litigation; Compliance....................................................13
            -------------------------
     3.12   Employee Benefit Programs....................................................13
            -------------------------
     3.13   Financial Statements and Projections.........................................15
            ------------------------------------
     3.14   Ordinary Course..............................................................16
            ---------------
     3.15   Absence of Certain Changes...................................................16
            --------------------------
     3.16   Contracts....................................................................18
            ---------
     3.17   Insurance....................................................................19
            ---------
     3.18   Approvals; Consents..........................................................19
            -------------------
     3.19   Banking Relationships........................................................19
            ---------------------

                                      (i)

                                                                                       Page
                                                                                       ----
     3.20   Hazardous Materials..........................................................19
            -------------------
     3.21   Intellectual Property........................................................20
            ---------------------
     3.22   Books and Records............................................................21
            -----------------
     3.23   Transactions with Interested Persons.........................................21
            ------------------------------------
     3.24   No Brokers...................................................................21
            ----------
     3.25   Disclosure...................................................................21
            ----------
     3.26   Commission Payments..........................................................21
            -------------------
     3.27   Labor Matters................................................................21
            -------------
     3.28   Blue Eagle Leases............................................................22
            ------------------

SECTION 4.  ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER.................22
     4.1    Investment Representations...................................................22
            --------------------------
     4.2    Agreements...................................................................23
            ----------

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF PARENT, MAC-GRAY AND SUB...................23
     5.1.................................................................................23
     5.2    Organization.................................................................24
            ------------
     5.3    Capital Stock; Beneficial Ownership..........................................24
            -----------------------------------
     5.4    Subsidiaries.................................................................25
            ------------
     5.5    Required Action; Authority...................................................25
            --------------------------
     5.6    No Conflicts.................................................................25
            ------------
     5.7    No Litigation; Compliance....................................................26
            -------------------------
     5.8    Financial Statements.........................................................26
            --------------------
     5.9    Taxes........................................................................26
            -----
     5.10   Leases.......................................................................28
            ------
     5.11   Assets; Title................................................................28
            -------------
     5.12   Employee Benefit Programs....................................................28
            -------------------------
     5.13   Ordinary Course..............................................................30
            ---------------
     5.14   Absence of Certain Changes...................................................30
            --------------------------
     5.15   Contracts....................................................................31
            ---------
     5.16   Insurance....................................................................31
            ---------
     5.17   Approvals; Consents..........................................................32
            -------------------
     5.18   Hazardous Materials..........................................................32
            -------------------
     5.19   Transactions with Interested Persons.........................................32
            ------------------------------------
     5.20   No Brokers...................................................................32
            ----------
     5.21   Disclosure...................................................................32
            ----------
     5.22   Books and Records............................................................33
            -----------------
     5.23   Intellectual Property........................................................33
            ---------------------

                                      (ii)

     5.24   Labor Matters................................................................33
            -------------

SECTION 6.  DELIVERIES AT THE CLOSING....................................................34
     6.1    Deliveries by the Company and the Stockholder................................34
            ---------------------------------------------
     6.2    Deliveries by Parent, Mac-Gray and Sub.......................................35
            --------------------------------------
     6.3    Joint Deliveries of the Parties..............................................35
            -------------------------------
     6.4    Other Actions................................................................36
            -------------

SECTION 7.  RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING.................................36
     7.1    Survival of Warranties.......................................................36
            ----------------------

SECTION 8.  INDEMNIFICATION..............................................................36
     8.1    Indemnification by the Stockholder...........................................36
            ----------------------------------
     8.2    Limitations on Indemnification by the Stockholder............................38
            -------------------------------------------------
     8.3    Indemnification by Parent, Mac-Gray and Sub..................................39
            -------------------------------------------
     8.4    Limitation on Indemnification by Parent, Mac-Gray and Sub....................39
            ---------------------------------------------------------
     8.5    Notice; Defense of Claims....................................................39
            -------------------------
     8.6    Exclusive Remedy.............................................................40
            ----------------

SECTION 9.  MISCELLANEOUS................................................................40
     9.1    Fees and Expenses............................................................40
            -----------------
     9.2    Governing Law................................................................40
            -------------
     9.3    Notices......................................................................41
            -------
     9.4    Entire Agreement.............................................................41
            ----------------
     9.5    Assignability; Binding Effect................................................42
            -----------------------------
     9.6    Captions and Gender..........................................................42
            -------------------
     9.7    Execution in Counterparts....................................................42
            -------------------------
     9.8    Amendments...................................................................42
            ----------
     9.9    Publicity and Disclosures....................................................42
            -------------------------
     9.10   Covenant of Parent, Mac-Gray and Sub.........................................42
            -------------------------------------
     9.11   Covenant of Stockholder......................................................42
            -----------------------

                                     (iii)

                            SCHEDULES AND EXHIBITS


Schedules
---------

Schedule 3.4          -       Subsidiaries
Schedule 3.6          -       Conflicts
Schedule 3.8          -       Leases
Schedule 3.9          -       Equipment
Schedule 3.10         -       Assets; Liens
Schedule 3.11         -       Litigation
Schedule 3.12         -       Employee Matters; Benefits
Schedule 3.13(a)      -       Financial Statements
Schedule 3.13(b)      -       Liabilities
Schedule 3.13(c)      -       Projections
Schedule 3.15         -       Certain Changes
Schedule 3.16         -       Contracts and Commitments
Schedule 3.17         -       Insurance
Schedule 3.18         -       Approvals; Consents
Schedule 3.19         -       Banking Relationships
Schedule 3.21         -       Intellectual Property
Schedule 3.23         -       Affiliated Transactions
Schedule 3.26         -       Commission Payments
Schedule 5.3(a)(i)    -       Parent Capitalization; Voting Agreements
Schedule 5.3(a)(ii)   -       Parent Post-Merger Capitalization
Schedule 5.3(b)       -       Mac-Gray Capitalization
Schedule 5.4(b)       -       Mac-Gray Subsidiaries
Schedule 5.8          -       Mac-Gray Financial Statements
Schedule 5.9          -       Mac-Gray Taxes
Schedule 5.11         -       Mac-Gray Assets; Liens
Schedule 5.12(a)      -       Mac-Gray Employee Programs
Schedule 5.12(b)      -       Mac-Gray Employee Program Matters
Schedule 5.14         -       Mac-Gray Changes
Schedule 5.15         -       Mac-Gray Contracts
Schedule 5.16         -       Mac-Gray Insurance
Schedule 5.17         -       Mac-Gray Approvals
Schedule 5.19         -       Mac-Gray Affiliated Transactions
Schedule 5.23         -       Mac-Gray Intellectual Property

Exhibits
--------

Exhibit 1.3(a)        -       SSA Certificate of Merger
Exhibit 1.3(b)        -       Bodden Certificate of Merger
Exhibit 1.3(c)        -       SSA Articles of Merger
Exhibit 1.3(d)        -       Bodden Articles of Merger

                                      (iv)

Exhibit 2.5(a)(i)     -       L.P. Assignment and Exchange Agreement
Exhibit 2.5(a)(ii)    -       Agreement and Plan of Merger between Mac-Gray and
                              the Partnership
Exhibit 2.5(b)        -       Stock Exchange Agreement
Exhibit 6.1(f)        -       Opinion of Foley & Lardner
Exhibit 6.2(f)        -       Opinion of Goodwin, Procter & Hoar
Exhibit 6.3(b)        -       Consulting Agreement
Exhibit 6.3(c)        -       Noncompetition Agreement
Exhibit 6.3(d)        -       Stockholders' Agreement

                                      (v)

                         AGREEMENT AND PLAN OF MERGER
                         ----------------------------


     This AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of April 17, 1997 by and among Mac-Gray II, Inc., a Delaware corporation ("Parent"), Mac-Gray Acquisition Corp., a Delaware corporation ("Sub"), Mac-Gray Co., Inc., a Delaware corporation ("Mac-Gray"), Sun Services of America, Inc., a Florida corporation ("SSA"), R. Bodden Coin-Op-Laundry, Inc., a Florida corporation ("Bodden," and, together with SSA, the "Company"), and Jeffrey C. Huenink (the "Stockholder").

     WHEREAS, the Stockholder is the legal and beneficial owner of all of the issued and outstanding common stock, par value $1.00 per share, of SSA ("SSA Stock");

     WHEREAS, the Stockholder is the legal and beneficial owner of all of the issued and outstanding common stock, par value $1.00 per share, of Bodden ("Bodden Stock");

     WHEREAS, the Board of Directors of SSA has determined that the merger of SSA with and into Parent (the "SSA Merger"), upon the terms and subject to the conditions set forth herein, would be fair and in the best interests of the Stockholder, and such Board of Directors has approved and the Stockholder has approved this Agreement and the transactions contemplated hereby, including the SSA Merger;

     WHEREAS, the Board of Directors of Bodden has determined that the merger of Sub with and into Bodden (the "Bodden Merger," and, together with the SSA Merger, the "Mergers"), upon the terms and subject to the conditions set forth herein, would be fair and in the best interests of the Stockholder, and such Board of Directors has approved and the Stockholder has approved this Agreement and the transactions contemplated hereby, including the Bodden Merger;

     WHEREAS, the Board of Directors of Parent has determined that each of the SSA Merger and the Bodden Merger (together, the "Mergers"), upon the terms and subject to the conditions set forth herein, would be fair and in the best interests of the stockholders of Parent and has approved this Agreement and the transactions contemplated hereby, including the Mergers;

     WHEREAS, the Board of Directors of Sub has determined that the Bodden Merger, upon the terms and subject to the conditions set forth herein, would be fair and in the best interests of the stockholder of Sub and such Board of Directors has approved and such stockholder has approved this Agreement and the transactions contemplated hereby;

     WHEREAS, pursuant to the SSA Merger and as set forth in Section 2.1 hereof, each share of SSA Stock issued and outstanding immediately prior to the effectiveness of the SSA Merger, other than shares of SSA Stock held by SSA in its treasury, shall be converted into the right to receive cash and shares of common stock, par value $.01 per share, of Parent ("Parent Common Stock"); and

     WHEREAS, pursuant to the Bodden Merger and as set forth in Section 2.2 hereof, each share of Bodden Stock issued and outstanding immediately prior to the effectiveness of the Bodden

Merger, other than shares of Bodden Stock held by Bodden in its treasury, shall be converted into the right to receive shares of Parent Common Stock.

     NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements, and upon the terms and subject to the conditions, herein set forth, the parties hereto hereby agree as follows:

SECTION 1. THE MERGERS.

     1.1   The Mergers.  Upon the terms and subject to the conditions set forth
           -----------
in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Florida Business Corporation Act (the "FBCA"), (a) SSA shall be merged with and into Parent at the SSA Effective Time (as defined in Section 1.3) and (b) Sub shall be merged with and into Bodden at the Bodden Effective Time (as defined in Section 1.3). At the SSA Effective Time, the separate existence of SSA shall cease and Parent shall continue as the surviving corporation (the "SSA Surviving Corporation"). At the Bodden Effective Time, the separate existence of Sub shall cease and Bodden shall continue as the surviving corporation (the "Bodden Surviving Corporation").

     1.2   Closing.  The closing of the Mergers (the "Closing") shall take place
           -------
at the offices of Foley & Lardner, 100 North Tampa Street, Suite 2700, Tampa FL 33602, commencing at 9:00 a.m. on the date of this Agreement (the "Closing Date"). Except as otherwise expressly provided in this Agreement or in any document contemplated by this Agreement, all matters at the Closing shall be considered to take place simultaneously and no delivery of any documents shall be deemed complete until all transactions and deliveries of documents are completed.

     1.3   Effective Times.  As soon as practicable on the Closing Date, the
           ---------------
parties hereto shall (a) file with the Secretary of State of the State of Delaware a certificate of merger with respect to the SSA Merger in the form attached hereto as Exhibit 1.3(a) (the "SSA Certificate") and a certificate of
                   --------------
merger with respect to the Bodden Merger in the form attached hereto as Exhibit
                                                                        -------
1.3(b) (the "Bodden Certificate) and (b) file with the Secretary of State of the
------
State of Florida articles of merger with respect to the SSA Merger in the form attached hereto as Exhibit 1.3 (the "SSA Articles") and articles of merger with
                   -----------
respect to the Bodden Merger in the form attached hereto as Exhibit 1.3(d) (the
                                                            --------------
"Bodden Articles"). The SSA Merger shall become effective at such time as the SSA Certificate has been duly filed with the Secretary of State of the State of Delaware and the SSA Articles have been duly filed with the Secretary of State of the State of Florida (the "SSA Effective Time"). The Bodden Merger shall become effective at such time as the Bodden Certificate has been duly filed with the Secretary of State of the State of Delaware and the Bodden Articles have been duly filed with the Secretary of State of the State of Florida (the "Bodden Effective Time").

     1.4   Effects of the Mergers.  Each Merger shall have the effects set forth
           ----------------------
in Section 259 of the DGCL (or any successor provisions thereof) and Section
607.1106 of the FBCA (or any successor provisions thereof).

     1.5   Certificate of Incorporation and By-laws of the Surviving
           ---------------------------------------------------------
Corporations. The Certificate of Incorporation and By-laws of Parent, as in effect immediately prior to the SSA Effective Time, shall be the Certificate of Incorporation and By-laws of the SSA Surviving Corporation until thereafter changed or amended as provided therein or by applicable law. The Articles of Incorporation and By-laws of Bodden, as in effect immediately prior to the Bodden Effective Time, shall be the Articles of Incorporation and By-laws of the Bodden Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     1.6   Board of Directors and Officers.
           -------------------------------

           (a) SSA Surviving Corporation.  From and after the SSA Effective
               -------------------------
Time, the Board of Directors of the SSA Surviving Corporation will consist of such persons as will have been designated by Parent in the SSA Certificate, each such Director to hold office, subject to the applicable provisions of the Certificate of Incorporation and the By-Laws of the SSA Surviving Corporation, until the next annual meeting of stockholders of the SSA Surviving Corporation and until his successor shall be duly elected or appointed and qualified. From and after the SSA Effective Time, the officers of the SSA Surviving Corporation will consist of such persons as will have been designated by Parent in the SSA Certificate, such persons to hold office until their respective successors are duly elected or appointed and qualified. If, at or after the SSA Effective Time, a vacancy shall exist in the Board of Directors or in any of the offices of the SSA Surviving Corporation by reason of death or inability to act, or for any other reason, such vacancy may be filled in the manner provided in the By-Laws of the SSA Surviving Corporation.

           (b) Bodden Surviving Corporation.  From and after the Bodden
               ----------------------------
Effective Time, the Board of Directors of the Bodden Surviving Corporation will consist of such persons as will have been designated by Parent in the Bodden Certificate and the Bodden Articles, each such Director to hold office, subject to the applicable provisions of the Articles of Incorporation and the By-Laws of the Bodden Surviving Corporation, until the next annual meeting of stockholders of the Bodden Surviving Corporation and until his successor shall be duly elected or appointed and qualified. From and after the Bodden Effective Time, the officers of the Bodden Surviving Corporation will consist of such persons as will have been designated by Parent in the Bodden Certificate and the Bodden Articles, such persons to hold office until their respective successors are duly elected or appointed and qualified. If, at or after the Bodden Effective Time, a vacancy shall exist in the Board of Directors or in any of the offices of the Bodden Surviving Corporation by reason of death or inability to act, or for any other reason, such vacancy may be filled in the manner provided in the By-Laws of the Bodden Surviving Corporation.


     1.7   Income Tax Treatment of the Mergers.  It is intended that the SSA
           -----------------------------------
Merger will be treated as a tax-free reorganization described in (S)368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). It is intended
(i) that the Bodden Merger will be treated as a tax-free reorganization described in (S)368(a)(2)(E) of the Code and (ii) that the following transactions, which are occurring simultaneously, will be treated as exchanges qualifying under (S)351 of the Code: the exchange of the Bodden Stock by the Stockholder for Parent Common Stock in the Bodden Merger, the SSA Merger, the transfer of the common stock of Mac-Gray by the stockholders of Mac-Gray to Parent in exchange for Parent Common Stock (as more fully described below), and the transfer of the limited partnership interests in the Partnership to Parent by the limited partners of the Partnership in exchange for Parent Common Stock (as more fully described below). All parties to this Agreement agree to report the aforementioned transactions, for all purposes, consistently with the foregoing.

     1.8   Allocation of the Aggregate Consideration to be Received by
           -----------------------------------------------------------
Stockholder.  The Stockholder will receive 25% of the total consideration to be
-----------
received by the Stockholder (the "Aggregate Consideration") in the form of Parent Common Stock which the Stockholder will receive in exchange for all of the issued and outstanding Bodden Stock. The Stockholder will receive the remaining 75% of the Aggregate Consideration in the form of cash and Parent Common Stock, in exchange for all of the issued and outstanding SSA Stock.


SECTION 2. EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
           CORPORATIONS; OTHER ACTIONS AT THE CLOSING.

     2.1   Effect of SSA Merger on Capital Stock.  As of the SSA Effective Time,
           -------------------------------------
by virtue of the SSA Merger and without any action on the part of Parent, Mac-Gray, SSA or the Stockholder:

           (a) Cancellation of Treasury Stock.  Each share of SSA Stock that is
               ------------------------------
owned by SSA or by any subsidiary of SSA shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

           (b) Conversion of SSA Stock.  Each issued and outstanding share of
               -----------------------
SSA Stock shall be converted into and represent the right to receive by Stockholder (i) $64,666.67 in cash and (ii) 14,157.40 shares of Parent Common Stock.

           (c) Cancellation and Retirement of SSA Stock.  As of the SSA
               ----------------------------------------
Effective Time, all shares of SSA Stock issued and outstanding immediately prior to the SSA Effective Time (other than shares to be canceled as provided in Section 2.1(a)) shall no longer be outstanding, shall automatically be canceled and retired and shall cease to exist, and the Stockholder shall cease to have any rights with respect thereto, except the right to receive the applicable consideration to be paid therefor upon surrender of such certificate in accordance with Section 2.3.

           (d) No Fractional Shares.  No fractions of a share of Parent Common
               --------------------
Stock shall be issued in the Merger, but in lieu thereof the Stockholder shall, upon surrender of his certificate or certificates, be entitled to receive pursuant to Section 2.3(a) an amount of cash (without interest) determined to be equal to the fractional share interest to which the Stockholder would otherwise be entitled.

     2.2   Effect of Bodden Merger on Capital Stock.  As of the Bodden Effective
           ----------------------------------------
Time, by virtue of the Bodden Merger and without any action on the part of Parent, Mac-Gray, Sub, Bodden or the Stockholder:

           (a) Common Stock of Sub.  Each share of common stock, par value $.01
               -------------------
per share, of Sub ("Sub Common Stock") issued and outstanding immediately prior to the Bodden Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $1.00 per share, of the Bodden Surviving Corporation. From and after the Bodden Effective Time, each outstanding certificate theretofore representing shares of Sub Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of common stock of the Bodden Surviving Corporation into which such shares of Sub Common Stock shall have been converted. Promptly after the Bodden Effective Time, the Bodden Surviving Corporation shall issue to Parent a stock certificate representing 1,000 shares of common stock, par value $1.00 per share, of the Bodden Surviving Corporation in exchange for the certificate or certificates which formerly represented 1,000 shares of Sub Common Stock, which certificate or certificates shall thereupon be canceled.

           (b) Cancellation of Treasury Stock.  Each share of Bodden Stock that
               ------------------------------
is owned by Bodden or by any subsidiary of Bodden shall automatically be canceled and retired and shall cease to exist, and no Parent Common Stock or other consideration shall be delivered or deliverable in exchange therefor.

           (c) Conversion of Bodden Stock.  Each issued and outstanding share of
               --------------------------
Bodden Stock shall be converted into and represent the right to receive by Stockholder 187.304 shares of Parent Common Stock.

           (d) Cancellation and Retirement of Bodden Stock.  As of the Bodden
               -------------------------------------------
Effective Time, all shares of Bodden Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled as provided in Section 2.2(b)) shall no longer be outstanding, shall automatically be canceled and retired and shall cease to exist, and the Stockholder shall cease to have any rights with respect thereto, except the right to receive the applicable consideration to be paid therefor upon surrender of such certificate in accordance with Section 2.4.

           (e) No Fractional Shares.  No fractions of a share of Parent Common
               --------------------
Stock shall be issued in the Bodden Merger, but in lieu thereof the Stockholder shall, upon surrender of his certificate or certificates, be entitled to receive pursuant to Section 2.4(a) an amount of cash (without interest) determined to be equal to the fractional share interest to which the Stockholder would otherwise be entitled.

     2.3   SSA Merger; Surrender of Certificates; Stock Transfer Books.
           -----------------------------------------------------------

           (a) At the SSA Effective Time, upon surrender to the SSA Surviving Corporation by the Stockholder of a certificate or certificates representing the Stockholder's shares of SSA Stock (other than shares to be canceled as provided in Section 2.1(a)), the SSA Surviving Corporation shall (i) deliver to the Stockholder a certificate representing the 424,722 Parent Shares (as defined below) to which the Stockholder is entitled pursuant to Section 2.1(b) and (ii) pay to the Stockholder, by wire transfer in immediately available funds to an account designated by the Stockholder (which account shall be designated by Stockholder not less than five (5) business days prior to the Closing Date), an amount in cash equal to $1,940,000 which the Stockholder is entitled pursuant to Section 2.1(b) and any cash payable in lieu of fractional shares of Parent Common Stock to which the Stockholder is entitled pursuant to
Section 2.1(d).

           (b) Until so surrendered and exchanged as provided in paragraph (a) above, each certificate representing shares of SSA Stock (other than shares to be canceled as provided in Section 2.1(a)) shall, from and after the SSA Effective Time, be deemed to represent only the right to receive the consideration to which the Stockholder is entitled pursuant to Section 2.1 of this Agreement. No interest will be paid or will accrue on the cash to be paid pursuant to Section 2.1(b) if payment thereof is not made because the certificate representing SSA Stock was not surrendered. Upon surrender of each certificate representing shares of SSA Stock, such certificate shall forthwith be canceled.

           (c) If payment of any cash in respect of shares of SSA Stock surrendered to the SSA Surviving Corporation is to be made to a person other than the Stockholder, it shall be a condition to such payment that the certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Stockholder shall have paid any transfer and other taxes required by reason of such payment or shall have established to the satisfaction of Parent that such tax either has been paid or is not payable.

           (d) At the SSA Effective Time, the stock transfer books of SSA shall be closed and there shall be no further registration of transfers of shares of SSA Stock thereafter on the records of the Company. From and after the SSA Effective Time, the Stockholder shall cease to have any rights as a stockholder of SSA or otherwise with respect to such shares, except as otherwise provided herein or by applicable law.

           (e) Notwithstanding anything to the contrary in this Section 2.3, neither the SSA Surviving Corporation nor any party hereto shall be liable to the Stockholder for any amount properly paid to a public official pursuant to any applicable property, escheat or similar law.

     2.4   Bodden Merger; Surrender of Certificates; Stock Transfer Books.
           --------------------------------------------------------------

           (a) At the Bodden Effective Time, upon surrender to the Bodden Surviving Corporation by the Stockholder of a certificate or certificates representing the Stockholder's shares of Bodden Stock (other than shares to be canceled as provided in Section 2.2(b)), the Bodden Surviving Corporation shall deliver to the Stockholder a certificate representing the 187,304 Parent Shares (as defined below) to which the Stockholder is entitled pursuant to Section 2.2 and any cash payable in lieu of fractional shares of Parent Common Stock to which the Stockholder is entitled pursuant to Section 2.2(e).

           (b) Until so surrendered and exchanged as provided in paragraph (a) above, each certificate representing shares of Bodden Stock (other than shares to be canceled as provided in Section 2.2(b)) shall, from and after the Bodden Effective Time, be deemed to represent only the right to receive the consideration to which the Stockholder is entitled pursuant to Section 2.2 of this Agreement. No interest will be paid or will accrue on the cash to be paid pursuant to Section 2.2(c) if payment thereof is not made because the certificate representing Bodden Stock was not surrendered. Upon surrender of each certificate representing shares of Bodden Stock, such certificate shall forthwith be canceled.

           (c) If payment of any cash in respect of shares of Bodden Stock surrendered to the Bodden Surviving Corporation is to be made to a person other than the Stockholder, it shall be a condition to such payment that the certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Stockholder shall have paid any transfer and other taxes required by reason of such payment or shall have established to the satisfaction of Parent that such tax either has been paid or is not payable.

           (d) At the Bodden Effective Time, the stock transfer books of Bodden shall be closed and there shall be no further registration of transfers of shares of Bodden Stock thereafter on the records of Bodden. From and after the Bodden Effective Time, the Stockholder shall cease to have any rights as a stockholder of Bodden or otherwise with respect to such shares, except as otherwise provided herein or by applicable law.

           (e) Notwithstanding anything to the contrary in this Section 2.4, neither the Bodden Surviving Corporation nor any party hereto shall be liable to the Stockholder for any amount properly paid to a public official pursuant to any applicable property, escheat or similar law.

      2.5  Other Actions at the Closing.
           ----------------------------

           (a) Mac-Gray Exchanges.  Immediately prior to the earlier of (i) the
               ------------------
SSA Effective Time and (ii) the Bodden Effective Time, the following transactions shall be consummated:

               (A) The limited partners of Mac-Gray, L.P. (the "Partnership") shall assign and transfer to Parent all of their respective limited partner interests in the Partnership in exchange for shares of Parent Common Stock pursuant to the Limited Partner Assignment and Exchange Agreement, in the form attached hereto as Exhibit 2.5(a)(i), and the transactions
                             -----------------
     contemplated thereby shall be consummated (the "LP Exchange").

               (B) The stockholders of Mac-Gray shall assign and transfer to Parent all of their respective shares of common stock, par value $1.00 per share, of Mac-Gray, in exchange for shares of Parent Common Stock pursuant to the Stock Exchange Agreement, in the form attached hereto as Exhibit
                                                                     -------
     2.5(b), and the transactions contemplated thereby shall be consummated (the
     ------
     "Stock Exchange," and, together with the LP Exchange and the Partnership Merger (as defined below), the "Mac-Gray Exchanges").

           (b) Partnership Merger.  Immediately following the consummation of
               ------------------
the Stock Exchange and the LP Exchange and the SSA Effective Time and the Bodden Effective Time, the Partnership shall merge with and into Mac-Gray pursuant to the Agreement and Plan of Merger, in the form attached hereto as Exhibit
                                                                 -------
2.5(a)(ii) (the "Partnership Merger").
----------

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SSA, BODDEN AND THE STOCKHOLDER.

     3.1   Making of Representations and Warranties.  As a material inducement
           ----------------------------------------
to each of Parent, Mac-Gray and Sub to enter into this Agreement and to consummate the Mergers and the other transactions contemplated hereby, SSA, Bodden and the Stockholder, jointly and severally, hereby make to Mac-Gray, Parent and Sub the representations and warranties contained in this Section 3. For the purposes of this Section 3, references to the "knowledge" or the "best knowledge" of SSA and/or Bodden shall mean the collective actual knowledge of Jeffrey C. Huenink, Cindy Hesterman and Kenneth Martin.

     3.2   Organization and Qualifications of SSA and Bodden.  Each of SSA and
           -------------------------------------------------
Bodden is a corporation duly organized, validly existing and in good standing under the laws of Florida with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is currently conducted or proposed to be conducted. The copies of each of SSA's and Bodden's Articles of Incorporation and by-laws, each as amended to date, heretofore delivered to Parent's counsel, are complete and correct, and no amendments thereto are pending. Neither SSA nor Bodden is in violation of any term of its Articles of Incorporation or by-laws. Each of SSA and Bodden is duly qualified to do business as a foreign corporation under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties and assets requires such qualification except where the absence of such qualification could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business, operation or prospects of SSA or Bodden.

     3.3   Capital Stock; Beneficial Ownership.
           -----------------------------------

           (a) The authorized capital stock of SSA consists of 1,000 shares of common stock, par value $1.00 per share, of which 30 shares are duly and validly issued, outstanding, fully-paid and non-assessable. There are no outstanding shares of any other class of capital stock of SSA, nor are there any outstanding options, warrants, rights, commitments, preemptive rights, subscriptions or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, exchangeable for or carrying the right to acquire any additional shares of capital stock of any class of SSA. None of SSA's capital stock has been issued in violation of any federal or state law. There are no voting trusts, voting agreements, proxies or other agreements, instruments or undertakings with respect to the voting of the shares of SSA Stock to which SSA or the Stockholder is a party.

           (b) The authorized capital stock of Bodden consists of 7,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are duly and validly issued, outstanding, fully-paid and non-assessable. There are no outstanding shares of any other class of capital stock of Bodden, nor are there any outstanding options, warrants, rights, commitments, preemptive rights, subscriptions or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, exchangeable for or carrying the right to acquire any additional shares of capital stock of any class of Bodden. None of Bodden's capital stock has been issued in violation of any federal or state law. There are no voting trusts, voting agreements, proxies or other agreements, instruments or undertakings with respect to the voting of the shares of Bodden Stock to which Bodden or the Stockholder is a party.

           (c) The Stockholder owns beneficially and of record all of the issued and outstanding shares of capital stock of SSA, consisting entirely of 30 shares of SSA Stock, free and clear of any liens, restrictions or encumbrances of any kind or nature (collectively, "Liens"). By operation of law, the SSA Merger will vest in Parent legal and valid title to all of the shares of SSA Stock, free and clear of any Liens.

           (d) The Stockholder owns beneficially and of record all of the issued and outstanding shares of capital stock of Bodden, consisting entirely of 1,000 shares of Bodden Stock, free and clear of any Liens. By operation of law, the Bodden Merger will vest in Parent legal and valid title to all of the shares of Bodden Stock, free and clear of any Liens.

     3.4   Subsidiaries; Acquisitions.  Neither SSA nor Bodden has any
           --------------------------
subsidiaries or investments in any other corporation or business organization. Except as set forth in Schedule 3.4 attached hereto, neither SSA nor Bodden has
                       ------------
any rights or options (the "Acquisition Rights") to purchase or acquire the capital stock or all or substantially all of the assets of any other corporation or business organization (an "Acquisition"). Schedule 3.4 attached hereto sets
                                              ------------
forth the name of each of the entities subject to any Acquisition Rights, the type of transaction contemplated by the parties in each Acquisition, the termination rights, if any, associated with such Acquisition Rights, the number of laundry machines and the location of such machines to be acquired in each Acquisition and whether or not the consummation of the Mergers requires the consent of the selling entity in order that the SSA Surviving Corporation or the Bodden Surviving Corporation, as the case may be, may legally succeed to such Acquisition Rights after the Closing. Each of the Acquisition Rights is fully enforceable, and, after the Closing, will be fully enforceable by the SSA Surviving Corporation or the Bodden Surviving Corporation, as the case may be.

     3.5  Required Action; Authority.  All actions and proceedings necessary to
          --------------------------
be taken by or on the part of SSA and Bodden in connection with the transactions contemplated by this Agreement have been duly and validly taken, and this Agreement has been duly and validly authorized, executed and delivered by SSA and Bodden. Each of SSA, Bodden and the Stockholder has full right, authority, power and capacity to execute and deliver this Agreement, the Schedules and Exhibits hereto and, to the extent such party is a party thereto, each agreement, document and instrument to be executed and delivered by or on behalf of it or him pursuant to, or as contemplated by, this Agreement (collectively, the "Company Documents"), and to carry out the transactions contemplated hereby and thereby. This Agreement and each other Company Document constitutes, or when executed and delivered by SSA, Bodden and/or the Stockholder, as applicable, will constitute, the legal, valid and binding obligation of SSA, Bodden and/or the Stockholder, as applicable, enforceable against SSA, Bodden, and/or the Stockholder, as applicable, in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other similar laws from time to time in effect or affecting creditor's rights generally or by principles governing the availability of equitable remedies.

     3.6   No Conflicts.  The execution, delivery and performance by SSA, Bodden
           ------------
and the Stockholder of this Agreement and each other Company Document does not and will not, with or without the giving of notice or the lapse of time or both,
(a) violate any provision of the Articles of Incorporation or by-laws of SSA or Bodden, each as amended to date, (b) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement or instrument to which SSA, Bodden or the Stockholder is a party or by which SSA, Bodden or the Stockholder is bound, (c) to the knowledge of SSA, Bodden or the Stockholder violate any judgment, decree, order, statute, law, rule or regulation applicable to SSA, Bodden or the Stockholder, (d) except as provided on Schedule 3.6 attached
                                                     ------------
hereto, require SSA, Bodden or the Stockholder to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made or (e) result in the creation or imposition of any Lien on any of the properties or assets of SSA or Bodden or the SSA Stock or the Bodden Stock. Each of the officers who execute this Agreement and the other Company Documents on behalf of SSA and Bodden have all requisite power to do so in the name of and on behalf of SSA and Bodden.

     3.7   Taxes.
           -----

           (a) Each of SSA and Bodden has paid or caused to be paid all federal, state, local, foreign, and other taxes, including without limitation, income taxes, estimated taxes, alternative minimum taxes, excise taxes, sales taxes, use taxes, value-added taxes, gross receipts taxes, franchise taxes, capital stock taxes, employment and payroll-related taxes, withholding taxes, stamp taxes, transfer taxes, windfall profit taxes, environmental taxes and property taxes, whether or not measured in whole or in part by net income, and all deficiencies, or other additions to tax, interest, fines and penalties owed by it (collectively, "Taxes"), required to be paid by it through the date hereof whether disputed or not.

           (b) Each of SSA and Bodden has in accordance with applicable law filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and all such returns correctly and accurately set forth the amount of any Taxes relating to the applicable period. No federal, state, local or foreign income tax return filed with respect to SSA or Bodden for any taxable period ended on or after December 31, 1991 has been audited or is currently the subject of an audit. No extension of time with respect to any date on which a tax return was or is to be filed by SSA or Bodden is in force, and no waiver or agreement by SSA or Bodden is in force for the extension of time for the assessment or payment of any Taxes.

           (c) Neither the Internal Revenue Service ("IRS") nor any other governmental authority is now asserting or, to the knowledge of SSA, Bodden and the Stockholder, threatening to assert against SSA or Bodden any deficiency or claim for additional Taxes. No claim has ever been made by an authority in a jurisdiction where SSA or Bodden does not file reports and returns that such entity is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of SSA or Bodden that arose in connection with any failure (or alleged failure) to pay any Taxes. Neither SSA nor Bodden has entered into a closing agreement pursuant to Section 7121 of the Internal Revenue Code of 1986, as amended (the "Code").

           (d) Neither SSA nor Bodden has ever been (or has never had any liability for unpaid Taxes because it once was) a member of an "affiliated group" (as defined in Section 1504(a) of the Code). Neither SSA nor Bodden has ever filed, or has ever been required to file, a consolidated, combined or unitary tax return with any other entity. Neither SSA nor Bodden owns or has ever owned a direct or indirect interest in any trust, partnership, corporation or other entity. Neither SSA nor Bodden is a party to any tax sharing agreement.

           (e) For purposes of this Agreement, all references to Sections of the Code shall include any predecessor provisions to such Sections and any similar provisions of federal, state, local or foreign law.

           (f) For federal income tax purposes, Bodden elected to be an S corporation under (S)1362 of the Code effective for its taxable year beginning on January 1, 1993 and has been an S corporation at all times since January 1, 1993; and for state income tax purposes, including but not limited to the State of Florida, Bodden elected to be an S corporation effective for its taxable year beginning on January 1, 1993 and has been an S corporation at all times since January 1, 1993.

           (g) For federal income tax purposes, SSA elected to be an S corporation under (S)1362 of the Code effective for its taxable year beginning on October 1, 1987 and has been an S corporation at all times since October 1, 1987; and for state income tax purposes, including but not limited to the State of Florida, SSA elected to be an S corporation effective for its taxable year beginning on October 1, 1987 and has been an S corporation at all times since October 1, 1987.

           (h) As of October 1, 1987, SSA had a net unrealized built-in gain within the meaning of Code (S)1374(d)(1) of zero.

           (i) As of January 1, 1993, Bodden had a net unrealized built-in gain within the meaning of Code (S)1374(d)(1) of zero.

           (j) The Stockholder has no present plan, intention, or arrangement to dispose of any of the Parent Common Stock received in the SSA Merger in a manner that would cause the SSA Merger to violate the continuity of interest requirement set forth in Treasury Regulation (S)1.368-1.

           (k) The Stockholder has no present plan, intention, or arrangement to dispose of any of the Parent Common Stock received in the Bodden Merger in a manner that would cause the Bodden Merger to violate the continuity of interest requirement set forth in Treasury Regulation (S)1.368-1.

     3.8   Leases.  Schedule 3.8 attached hereto lists all of the contracts,
           ------   ------------
understandings and arrangements, whether written or oral, including any tenancy at will, under which either SSA or

Bodden is bound or to which either SSA or Bodden is a party which relate to the placement of the laundry machines (the "Leases"). Schedule 3.8 attached hereto
                                                  ------------
contains a true, correct and complete list of all Lease locations, Lease expirations, the number of washers and dryers at each Lease location, vend prices, net revenues after commission for each Lease location and whether the terms of such Lease require the consent of or prior notice to any third party as a result of the consummation of the Mergers. True and correct copies of all the Leases have been delivered or made available to Parent prior to the date hereof. Each of the Leases is valid, in full force and effect and binding upon SSA or Bodden, as the case may be, and the other parties thereto in accordance with its respective terms. Neither SSA, Bodden nor, to the knowledge of SSA, Bodden and the Stockholder, any other party is in default under or in arrears in the performance, payment or satisfaction of any agreement or condition on its part to be performed or satisfied under any Lease, nor, to the knowledge of SSA, Bodden and the Stockholder, does any condition exist that with notice or lapse of time or both would constitute such a default, and no waiver or indulgence has been granted by any landlord under any Lease. Neither SSA, Bodden nor the Stockholder has received notice or has knowledge of any fact which would result in the termination, repudiation or breach of any Lease. Except as provided on
Schedule 3.6 attached hereto, SSA, Bodden and the Stockholder have obtained the
------------
consent and approvals of all other parties to each lease that requires such consent or approval in connection with the consummation of the transactions contemplated by this Agreement. After giving effect to the Mergers, each of the Leases will be valid and effective in accordance with its terms, fully enforceable by the SSA Surviving Corporation or the Bodden Surviving Corporation, as the case may be, against the other party thereto.

     3.9   Equipment.  The laundry machines that are the subject of the Leases
           ---------
listed on Schedule 3.8 constitute all of the laundry machines which are owned
          ------------
and/or operated by SSA and Bodden, except for laundry machines held in inventory as set forth on Schedule 3.9 attached hereto. Schedule 3.9 attached hereto
                ------------                   ------------
includes a true, correct and complete list of all of SSA's and Bodden's equipment, including but not limited to: (i) all washers and dryers, soap, bleach and softener dispensers and change machines installed at the Lease locations listed on Schedule 3.8; (ii) all inventory of new laundry machines,
                    ------------
parts and accessories; (iii) all furniture and office equipment; and (iv) all other equipment, fixtures, vehicles (whether owned or leased) and other capital assets of SSA and Bodden (collectively the "Equipment"). Except as set forth on
Schedule 3.9, all of the Equipment described in clause (i) of the preceding
------------
sentence has generated revenue within the last 60 days. All of the Equipment, excluding laundry machines that are being repaired or replaced in the ordinary course of business, is in good operating condition, ordinary wear and tear excepted, and the Equipment, and the normal use thereof, complies with all applicable laws and regulations.

       3.1   Title.
             -----

             (a) Except as set forth on Schedule 3.10 attached hereto, each of
                                        -------------
SSA and Bodden has good and valid title to, or a valid leasehold interest in, all of its Equipment, Leases and the other properties and assets which are used in its business or otherwise material to its financial condition, free and clear of all Liens. The aggregate borrowed money indebtedness of

SSA and Bodden as of the Closing is as set forth on Schedule 3.10 attached
                                                    -------------
hereto (the "Indebtedness").

           (b) Schedule 3.10 attached hereto sets forth a list of all real
               -------------
property owned by SSA and Bodden and any real property in which SSA or Bodden holds a leasehold interest. SSA and Bodden have delivered to Parent a true, correct and complete copy of each such lease, as amended to date, and each such lease is in full force and effect. No party to any such lease has given notice to SSA or Bodden or made any claim with respect to any breach or default with respect to any such lease. Neither SSA nor Bodden has granted to any other person or entity the right to the use, occupancy or enjoyment of such lease. After giving effect to the Mergers, each such lease will be fully enforceable by the SSA Surviving Corporation and the Bodden Surviving Corporation, as the case may be.

     3.11  No Litigation; Compliance.  Except as set forth on Schedule 3.11
           -------------------------                          -------------
attached hereto, (a) neither SSA nor Bodden is now involved in nor, to the knowledge of SSA, Bodden and the Stockholder, is SSA or Bodden threatened to be involved in any litigation or legal or other proceedings and (b) the Stockholder is not now involved in nor to the knowledge of SSA, Bodden and the Stockholder, is the Stockholder threatened to be involved in any litigation or legal or other proceedings relating to the business of SSA or Bodden. To the knowledge of SSA, Bodden and the Stockholder, each of SSA and Bodden is in compliance with all laws and governmental (federal, state and local) rules and regulations applicable to it and its business. Neither SSA, Bodden nor the Stockholder has been charged nor, to the knowledge of SSA, Bodden and the Stockholder, is SSA, Bodden or the Stockholder threatened to be charged with any violation of any provision of any federal, state or local law or administrative rule or regulation relating to the assets or its business. Each of SSA and Bodden has at all times possessed and currently possesses and has been and is in compliance with all governmental permits, licenses and authorizations necessary for the conduct of its business. All of such permits, licenses and authorizations are, and upon the consummation of the Mergers will be, valid and in full force and effect.

     3.12  Employee Benefit Programs.
           -------------------------

           (a) Schedule 3.12 attached hereto lists every Employee Program (as
               -------------
defined below) that has been maintained (as defined below) by SSA and/or Bodden at any time during the three-year period ending on the Closing Date.

           (b) Each Employee Program which has ever been maintained by SSA and/or Bodden and which has at any time been intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the IRS regarding its qualification under such section and has, in fact, been qualified under the applicable section of the Code from the effective date of such Employee Program through and including the Closing (or, if earlier, the date that all of such Employee Program's assets were distributed). No event or omission has occurred which would cause any such Employee Program to lose its qualification under the applicable Code section.

           (c) SSA and/or Bodden does not know and has no reason to know, of any failure of any party to comply with any laws applicable to the Employee Programs that have been maintained by SSA and/or Bodden. With respect to any Employee Program ever maintained by SSA and/or Bodden, there has occurred no "prohibited transaction," as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or breach of any duty under ERISA or other applicable law (including, without limitation, any health care continuation requirements or any other tax law requirements, or conditions to favorable tax treatment, applicable to such plan), which could result, directly or indirectly, in any taxes, penalties or other liability to SSA, Bodden, the SSA Surviving Corporation, the Bodden Surviving Corporation or Parent. No litigation, arbitration, or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or threatened with respect to any such Employee Program.

           (d) Neither SSA or Bodden nor any Affiliate (as defined below) (i) has ever maintained any Employee Program which has been subject to title IV of ERISA (including, but not limited to, any Multiemployer Plan (as defined below)) or (ii) has ever provided health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of title I of ERISA) or has ever promised to provide such post-termination benefits.

           (e) With respect to each Employee Program maintained by SSA and/or Bodden within the three years (3) preceding the Closing, complete and correct copies of the following documents (if applicable to such Employee Program) have previously been delivered to Parent: (i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements) as they may have been amended;
(ii) the most recent IRS determination or approval letter with respect to such Employee Program under Code Sections 401 or 501(c)(9), and any applications for determination or approval subsequently filed with the IRS; (iii) the three most recently filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; (v) any insurance policy (including any fiduciary liability insurance policy) related to such Employee Program; (vi) any documents evidencing any loan to an Employee Program that is a leveraged employee stock ownership plan; and (vii) all other materials reasonably necessary for the SSA Surviving Corporation, Bodden Surviving Corporation and Parent to perform any of its responsibilities with respect to any Employee Program subsequent to the Closing (including, without limitation, health care continuation requirements).

           (f) For purposes of this section:

               (i) "Employee Program" means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(4)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA, and (B) all stock option plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements not described in (A) above. In the case of an Employee Program funded through an organization described in Code Section 501(c)(9), each reference to such Employee Program shall include a reference to such organization.

               (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity, or their spouses, dependents, or beneficiaries.

               (iii) An entity is an "Affiliate" of SSA or Bodden if it would have ever been considered a single employer with SSA or Bodden under ERISA
     Section 4001(b) or part of the same "controlled group" as SSA or Bodden for purposes of ERISA Section 302(d)(8)(C).

     3.1   Financial Statements and Projections.
           ------------------------------------

           (a) SSA and Bodden have provided Parent with the following financial statements, copies of which are attached hereto as Schedule 3.13(a) (the
                                                   ----------------
"Financial Statements"):

               (i) Unaudited consolidated balance sheets of SSA and Bodden as at December 31, 1996, December 31, 1995 and December 31, 1994 and unaudited consolidated statements of income, retained earnings and cash flows for each of the three (3) years then ended. The consolidated balance sheet of SSA and Bodden as at December 31, 1995 is referred to hereinafter as the "Base Balance Sheet."

               (ii) A statement of the gross revenues and net revenues after commission of each of SSA and Bodden for each of the last three (3) fiscal years ended December 31.

               (iii) An unaudited consolidated balance sheet of SSA and Bodden as at February 28, 1997, and statements of income, retained earnings and cash flows for the period then ended, certified by the Presidents of each of SSA and Bodden (the "Interim Financial Statements").

     The Financial Statements for fiscal year 1996 and the Interim Financial Statements have been prepared by SSA and Bodden and the Financial Statements for the fiscal years 1995 and 1994 have been reviewed by Coopers & Lybrand, SSA's and Bodden's independent certified public accountants. The Financial Statements
(i) have been prepared in accordance with generally accepted accounting principles applied consistently during the periods covered thereby (except for the absence of footnotes), (ii) are complete and correct in all material respects except as set forth on Schedule 3.13(a) attached hereto and (iii)
                                ----------------
present fairly in all material respects the financial condition of SSA and Bodden at the dates of said statements and the results of its operations for the periods covered thereby.

           (b) Except as set forth on Schedule 3.13(b) attached hereto, as of
                                      ----------------
the date hereof, neither SSA nor Bodden has any liabilities of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, liabilities for Taxes due or then accrued or to become due, or contingent or potential liabilities relating to activities of SSA or Bodden or the conduct of their respective businesses prior to the date hereof regardless of whether claims in respect thereof have been asserted), except liabilities stated or adequately reserved against on the Base Balance Sheet, or reflected in Schedules furnished to Parent hereunder as of the date hereof.

           (c) Attached hereto as Schedule 3.13(c) are projected results of SSA
                                  ----------------
and Bodden on a consolidated basis for the fiscal year ending December 31, 1997 (the "Projections"). The Projections represent the Stockholder's good faith estimates of the future performance of SSA and Bodden based upon assumptions (all of which are set forth in Schedule 3.13(c)) which the Stockholder in good
                               ----------------
faith believes are reasonable as of the date hereof.

     3.14  Ordinary Course.  Since the date of the Base Balance Sheet, each of
           ---------------
SSA and Bodden has conducted its business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with its prior practices.

     3.15  Absence of Certain Changes.  Except as disclosed in Schedule 3.15
           --------------------------                          -------------
attached hereto and in the Financial Statements, since the date of the Base Balance Sheet there has not been:

           (a) Any change in the condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects of SSA or Bodden, which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, could have a material adverse effect on the business of SSA or Bodden;

           (b) Any amendment or termination or, to the knowledge of SSA, Bodden and the Stockholder, proposed or threatened amendment or termination, whether written or oral, of any Contract (as defined in 3.16) or material Lease;

           (c) Any contingent liability incurred by SSA or Bodden as guarantor or otherwise with respect to the obligations of others;

           (d) Any mortgage, encumbrance or lien placed on any of the properties of SSA or Bodden;

           (e) Any cancellation of any material debt or claim owing to, or waiver of a material right of, SSA or Bodden;

           (f) Any obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation liabilities for Taxes due or to become due or contingent or potential liabilities relating to products or services provided by SSA or Bodden or the conduct of their respective businesses since the date of the Base Balance Sheet regardless of whether claims in respect thereof have been asserted), incurred by SSA or Bodden other than obligations and liabilities incurred in the ordinary course of business (it being understood that product or service liability claims shall not be deemed to be incurred in the ordinary course of business);

           (g) Any purchase, sale or other acquisition or disposition, or any agreement or other arrangement for the purchase, sale or other acquisition or disposition, of any of the properties or assets of another entity, SSA or Bodden, other than in the ordinary course of business (including purchases of new laundry machine inventory from dealers or manufacturers) and excluding any purchases disclosed on Schedule 3.4 attached hereto;
                       ------------

           (h) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, assets or business of SSA or Bodden;

           (i) Any declaration, setting aside or payment of any dividend by SSA or Bodden, or the making of any other distribution in respect of the capital stock of SSA or Bodden, or any direct or indirect redemption, purchase or other acquisition by SSA or Bodden of its own capital stock;

           (j) Any labor trouble or claim of unfair labor practices involving SSA or Bodden. Any change in the compensation payable or to become payable by SSA or Bodden to any of its officers, employees, agents or independent contractors other than normal merit increases in accordance with its usual practices, or any bonus payment or arrangement made to or with any of such officers, employees, agents or independent contractors;

           (k) Any change with respect to the officers or management of SSA or Bodden;

           (l) Any payment or discharge of a material lien or liability of SSA or Bodden which was not shown on the Base Balance Sheet or otherwise in the ordinary course of business thereafter;

           (m) Any obligation or liability incurred by SSA or Bodden to any of its officers, directors, stockholders or employees, or any loans or advances made by SSA or Bodden to any of its officers, directors, stockholders or employees, except normal compensation and expense allowances payable to officers or employees; or

           (n) Any change in accounting methods or practices, credit practices or collection policies used by SSA or Bodden.

     3.16  Contracts.  Except for contracts, commitments, plans, agreements and
           ---------
licenses described in Schedule 3.16 attached hereto, true and complete copies of
                      -------------
which have been delivered
to Parent (and other than the Leases set forth on Schedule 3.8), neither SSA nor
                                                  ------------
Bodden is a party to or subject to:

           (a) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, profit sharing, collective bargaining or the like, or any contract or agreement with any labor union;

           (b) any employment contract or contract for services which is not terminable within thirty (30) days by SSA or Bodden without liability for any penalty or severance payment;

           (c) any contract or agreement for the purchase of any laundry machine or other Equipment except purchase orders in the ordinary course not exceeding $50,000 in the aggregate;

           (d) any other contracts or agreements creating any obligations of SSA or Bodden of $30,000 or more on an individual basis, or $50,000 or more on an aggregate basis, with respect to any such contract or agreement not specifically disclosed elsewhere under this Agreement;

           (e) any contract or agreement providing for the purchase of all or substantially all of its requirements of a particular product from a supplier;

           (f) any contract or agreement which by its terms does not terminate or is not terminable without penalty by SSA or Bodden or its successors within one (1) year after the date hereof;

           (g) any contract or agreement for the sale or lease of its products not made in the ordinary course of business;

           (h) any contract or arrangement with any sales agent or distributor;

           (i) any contract containing covenants limiting the freedom of SSA or Bodden to compete in any line of business or with any person or entity;

           (j) any contract or agreement for the purchase of any fixed asset for a price in excess of $50,000 whether or not such purchase is in the ordinary course of business;

           (k)  any license agreement;

           (l) any indenture, mortgage, promissory note, loan agreement, guaranty or other agreement or commitment for the borrowing of money; or

           (m) any contract or agreement with any officer, employee, director of SSA or Bodden, the Stockholder or with any persons or organizations controlled by or affiliated with any of them.

     Neither SSA nor Bodden is in default under any such contracts, commitments, plans, agreements or licenses described in said Schedule (individually a "Contract" and collectively the "Contracts") and neither SSA nor Bodden has any knowledge of conditions or facts which with notice or passage of time, or both, would constitute a default, except where such a default could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects of SSA or Bodden. Each of the Contracts is valid and in full force and effect, and will be enforceable by the SSA Surviving Corporation or the Bodden Surviving Corporation, as the case may be, against the other party thereto in accordance with its terms, except for any non-competition provision or agreement limiting the freedom of any party thereto to compete in any line of business or with any person or entity, the benefits of which run to SSA or Bodden, the enforceability of which may be limited by the principles governing the availability of equitable remedies.

     3.17  Insurance.  The physical properties and assets of SSA and Bodden are
           ---------
insured to the extent disclosed in Schedule 3.17 attached hereto, and all such
                                   -------------
insurance policies and arrangements are disclosed in said Schedule 3.17.  Said
                                                          -------------
insurance policies and arrangements are in full force and effect, all premiums with respect thereto are currently paid, and each of SSA and Bodden is in compliance in all material respects with the terms thereof. Said insurance is adequate and customary for the business engaged in by SSA and Bodden and is sufficient for compliance by each of SSA and Bodden with all requirements of law and all agreements and Leases to which it is a party.

     3.18  Approvals; Consents.  Except as set forth on Schedule 3.18 attached
           -------------------                          -------------
hereto, no approval, consent, authorization or exemption from or filing with any person or entity not a party to this Agreement is required to be obtained or made by SSA or Bodden in connection with the execution and delivery of this Agreement and the Company Documents or the consummation of the transactions contemplated hereby and thereby.

     3.19  Banking Relationships.  Schedule 3.19 attached hereto contains a list
           ---------------------   -------------
of all the arrangements and accounts each of SSA and Bodden has with any banking institution, trust company, savings and loan association or other financial institution. Schedule 3.19 completely and accurately describes each such
              -------------
arrangement, including with respect to the type of account and the persons authorized to have access thereto. At the Closing, copies of all records, including signature cards, will be in the possession of the SSA Surviving Corporation or the Bodden Surviving Corporation, as the case may be.

     3.20  Hazardous Materials.  Except as permitted by or consistent with
           -------------------
applicable Environmental Laws: (i) no Hazardous Material (as defined below) has ever been generated, transported, used, stored, spilled, released or disposed of by SSA or Bodden on or under any of the Real Property (as defined below); and
(ii) the operations of SSA and Bodden as currently conducted are, and the Real Property is, to the knowledge of SSA, Bodden and the Stockholder, in compliance with all applicable Environmental Laws. For purpose of this Agreement, (A) "Hazardous Materials" shall mean substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" in the Comprehensive Environmental

Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601, et seq. ("CERCLA"), the Resource Conservation and Recovery Act, as
      -- ---
amended, 42 U.S.C. (S) 6901, et seq. ("RCRA"), any analogous state and local
                             -- ---
laws, any substances defined as Hazardous Materials in the regulations adopted and publications promulgated pursuant to said laws, asbestos and asbestos containing material and petroleum products, including fuel oil, (B) "Environmental Laws" means any law, statute, regulation or court order binding upon SSA or Bodden, consent decree binding upon SSA or Bodden, or settlement agreement to which SSA or Bodden is a party, which relates to Hazardous Materials, including CERCLA and RCRA, their implementing regulations or any other similar federal, state or local statutes or regulations and (C)"Real Property" means all leaseholds and other interests of every kind in real property owned or held by SSA or Bodden.

     3.21  Intellectual Property.
           ---------------------

           (a) Except as described in Schedule 3.21 attached hereto, neither SSA
                                      -------------
nor Bodden has ownership of, or license to use, any patent, copyright, trade secret, trademark, or other proprietary rights (collectively, "Intellectual Property"). To the knowledge of SSA, Bodden and Stockholder, all of the rights of SSA and Bodden in such Intellectual Property are freely transferable. To the knowledge of SSA, Bodden and the Stockholder, there are no claims or demands of any other person pertaining to any of such Intellectual Property and no proceedings have been instituted, or are pending or threatened, which challenge the rights of SSA or Bodden in respect thereof. To the knowledge of SSA, Bodden and the Stockholder, each of SSA and Bodden has the right to use, free and clear of claims or rights of other persons, all customer lists, designs, manufacturing or other processes, computer software, systems, data compilations, research results and other information required for or incident to its products or its business as presently conducted or contemplated.

           (b) All patents, patent applications, trademarks, trademark applications and registrations and registered copyrights which are owned by or licensed to SSA and Bodden or used or to be used by SSA or Bodden in its businesses as presently conducted or contemplated, and all other items of Intellectual Property which are material to the business or operations of SSA or Bodden, are listed in Schedule 3.21 attached hereto.
                      -------------

           (c) To the knowledge of SSA, Bodden and the Stockholder, the present and contemplated business, activities and products of SSA and Bodden do not infringe any Intellectual Property of any other person. No proceeding charging SSA or Bodden with infringement of any adversely held Intellectual Property has been filed or, to the knowledge of SSA, Bodden and the Stockholder, is threatened to be filed. To the knowledge of SSA, Bodden and the Stockholder, neither SSA nor Bodden is making unauthorized use of any confidential information or trade secrets of any person, including without limitation, any former employer of any past or present employee of SSA or Bodden. Except as set forth in Schedule 3.21 attached hereto, neither SSA or Bodden nor, to the
         -------------
knowledge of SSA, Bodden and the Stockholder, any of its employees have any agreements or arrangements with any persons other than SSA and Bodden related to confidential information or trade secrets of such persons or restricting any such employee's ability to engage in business activities of any nature. The activities of its employees on behalf of each of SSA and Bodden do not violate any such agreements or arrangements known to SSA or Bodden.

     3.22  Books and Records.  The minute and stock record books of SSA and
           -----------------
Bodden have been made available to Mac-Gray and Parent and their representatives and are substantially complete and are correct in all material respects. At the Closing, all of such books and records will be in the possession of the Parent.

     3.23  Transactions with Interested Persons.  Except as set forth in
           ------------------------------------
Schedule 3.23 attached hereto, neither SSA, Bodden, the Stockholder, any
-------------
officer, supervisory employee or director of SSA or Bodden or, to the knowledge of SSA, Bodden and the Stockholder, any of their respective spouses or family members, owns directly or indirectly on an individual or joint basis any material interest in, or serves as an officer or director or in another similar capacity of, any competitor or supplier of SSA or Bodden or any other organization which has a material contract or arrangement with SSA or Bodden.

     3.24  No Brokers.  Neither the Stockholder, SSA nor Bodden has employed any
           ----------
broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement or any other document contemplated hereby.

     3.25  Disclosure.  The representations, warranties and statements contained
           ----------
in this Agreement and in the Exhibits and Schedules delivered by SSA, Bodden and the Stockholder to Parent, Mac-Gray and Sub pursuant to this Agreement do not contain any untrue statement of a material fact, and, when taken together, do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made.

     3.26  Commission Payments.  Schedule 3.26 attached hereto lists each
           -------------------   -------------
obligation or commitment of SSA or Bodden to make guaranteed commission or similar payments under any Lease or Contract, including the Lease or Contract which requires each such payment, the due date of each such payment and the amount of each such payment.

     3.27  Labor Matters.  Neither SSA, Bodden nor Stockholder is a party to any
           -------------
collective bargaining or similar agreement on the date hereof and has complied in all material respects with all applicable state and federal laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment of employees by SSA, Bodden or Stockholder or their respective agents, and there are no arrears in the payment of wages, withholding of social security taxes, unemployment insurance premiums or other similar obligations of SSA, Bodden or Stockholder other than in the ordinary course of business.

     3.28  Blue Eagle Leases.  Neither SSA nor Bodden is a party to any Lease
           -----------------
that is a Blue Eagle Lease ("Blue Eagle Lease"), as that term is defined in the Agreement between the State of Florida and SSA, dated as of April 27, 1994 (the "Blue Eagle Agreement"). SSA and Stockholder are in compliance, and have complied, with all of the terms and conditions of the Blue Eagle Agreement and have performed all of their respective obligations under the Blue Eagle Agreement.

SSA and Stockholder as of the date of this Agreement have no continuing or future obligations under the Blue Eagle Agreement. Neither SSA, Bodden nor the Stockholder have entered into any leases since the date of the Blue Eagle Agreement that would violate or conflict with the Blue Eagle Agreement.

SECTION 4. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER.

     4.1   Investment Representations.  The Stockholder hereby represents and
           --------------------------
warrants to and agrees with Parent as follows, and the Stockholder acknowledges that Parent intends to rely on such representations, warranties and agreements in connection with the transactions contemplated by this Agreement:

           (a) All of the shares of Parent Common Stock to be acquired by the Stockholder hereunder (the "Parent Shares") will be acquired for investment for the Stockholder's own account, not as a nominee or agent, and not with a present view toward distribution of any part thereof, and the Stockholder has no present intention of selling, granting participation in, or otherwise distributing such Parent Shares.

           (b) The Stockholder acknowledges and understands that the Parent Shares will not be registered under the Securities Act in reliance on an exemption from registration under the Securities Act, and that the reliance by Parent on such exemption is predicated on the representations of the Stockholder set forth herein.

           (c) The Stockholder understands that the Parent Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Parent Shares or an available exemption from registration under the Securities Act, the Parent Shares must be held indefinitely. The Stockholder is aware that current information about Parent is not now publicly available. The Stockholder agrees that, in addition to any other applicable limitations on the transfer of the Parent Shares, in no event will he make a transfer, pledge or other disposition of any of the Parent Shares other than pursuant to an effective registration statement under the Securities Act, unless and until (i) the Stockholder shall have notified Parent of the proposed disposition and shall have furnished to Parent a statement of the circumstances surrounding the disposition, and (ii) at the expense of the Stockholder or his transferee, the Stockholder shall have furnished to Parent an opinion of counsel reasonably satisfactory to Parent to the effect that such transfer, pledge or other disposition may be made without registration under the Securities Act.

           (d) The Stockholder (i) by reason of his business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of his investment in the Parent Shares, and (ii) believes his financial condition and investments are such that he is able to bear the economic risk of a complete loss of the Parent Shares. The Stockholder has consulted with his own advisers with respect to his proposed investment in Parent. The Stockholder represents and warrants that he has had the opportunity to ask questions and to receive answers from Parent concerning the financial condition, operations and prospects of Parent and the terms and conditions of the Stockholder's investment, as well as the opportunity to obtain any additional information necessary to verify the accuracy of information furnished in connection therewith that Parent possesses or can acquire without unreasonable effort or expense.

          (e) The Stockholder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

          (f) The Stockholder's legal domicile for purposes of the applicable securities laws is the State of Florida.

          (g) The Stockholder agrees that any certificate(s) representing the Parent Shares shall carry substantially the legends set forth in Section 8.12 of the Stockholder's Agreement (as defined below).

      4.2 Agreements.  The Stockholder is not a party to any non-competition,
          ----------
trade secret or confidentiality agreement with any party other than SSA or Bodden. There are no agreements or arrangements not contained herein or disclosed in a Schedule hereto, to which such Stockholder is a party relating to the business of SSA or Bodden or to such Stockholder's rights and obligations as a stockholder, director, officer or employee of SSA or Bodden. The Stockholder does not own, directly or indirectly, on an individual or joint basis, any interest (excluding passive investments in the shares of any enterprise which are publicly traded, provided his or her holdings therein, together with any holdings of his or her Affiliates and family members, do not exceed one percent (1%) of the outstanding shares of comparable interest in such entity) in, or serve as an officer or director of, any organization which has a contract or arrangement with SSA or Bodden or which is a direct or indirect competitor of SSA or Bodden.


 SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT, MAC-GRAY AND SUB.

      5.1 For the purposes of this Section 5, references to the "knowledge" or the "best knowledge" of Parent, Mac-Gray and/or Sub shall mean the collective actual knowledge of Stewart G. MacDonald, Jr., John S. Olbrych and Patrick A. Flanagan. As a material inducement to SSA, Bodden and the Stockholder to enter into this Agreement and consummate the transactions contemplated hereby, Parent, Mac-Gray (which term, for purposes of this Section 5, shall also include the Partnership as if the Partnership Merger had occurred as of the effectiveness of this Agreement) and Sub each hereby represents and warrants to SSA, Bodden and the Stockholder as follows:

      5.2 Organization.  Each of Parent, Mac-Gray and Sub is a corporation duly
          ------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to conduct its business as it is now conducted and to own, lease and operate its properties and assets. The copies of Parent's, Mac-Gray's and Sub's respective Certificate of Incorporation, each as amended to date, and of Parent's, Mac-Gray's and Sub's respective by-laws, each as amended to date, heretofore delivered to SSA, Bodden and the Stockholder, or their counsel, are complete and correct and no amendments thereto are pending. None of Parent, Mac-Gray and Sub is in violation of any term of its respective Certificate of Incorporation or by-laws. Each of Parent, Mac-Gray and Sub is duly qualified to do business as a foreign corporation under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties and assets requires such qualification, except where the absence of such qualification could not reasonably be expected to, individually, or in the aggregate, have a material adverse effect on the condition (financial or otherwise), property, assets, liabilities, prospects, business or operation of Parent, Mac-Gray or Sub.

      5.3 Capital Stock; Beneficial Ownership.
          -----------------------------------

          (a) As of the date hereof and immediately prior to the Closing, the authorized capital stock of Parent consists of 35,000,000 shares of capital stock, of which (i) 30,000,000 shares are common stock, $.01 par value per share, none of which shares are issued and outstanding and 750,000 of which shares are reserved for issuance under Parent's 1997 Stock Option and Incentive Plan and (ii) 5,000,000 shares are preferred stock, $.01 par value per share, none of which shares are issued and outstanding. Except as set forth on
Schedule 5.3(a)(i) attached hereto, there are no outstanding options, warrants,
------------------
rights, commitments, preemptive rights or agreements of any kind for the issuance or sale of, or outstanding securities convertible into, any additional shares of capital stock of any class of Parent. None of Parent's capital stock has been issued in violation of any federal or state law. Except as set forth on Schedule 5.3(a)(i) attached hereto, there are no voting trusts, voting
   ------------------
agreements, proxies or other agreements, instruments or undertakings with respect to the voting of capital stock of Parent. Upon the Closing, and after giving effect to the Mac-Gray Exchanges and the Mergers, the capitalization of Parent shall be as set forth on Schedule 5.3(a)(ii) attached hereto.
                                -------------------

          (b) The authorized capital stock of Mac-Gray consists of 200,000 shares of common stock, $1.00 par value per share, of which 100,000 shares are duly and validly issued, outstanding, fully-paid and non-assessable. Schedule
                                                                      --------
5.3(b) attached hereto lists the beneficial and record owners of the capital
------
stock of Mac-Gray immediately prior to the Closing. At the Closing, all of the issued and outstanding shares of Mac-Gray common stock will be exchanged for shares of Parent Common Stock pursuant to the Stock Exchange, and Parent will own beneficially and of record all of the issued and outstanding shares of capital stock of Mac-Gray, free and clear of any Liens, except for a pledge of all of such shares to the lenders under Parent's credit facility.

          (c) The authorized capital stock of Sub consists of 3,000 shares of Sub Common Stock, $.01 par value per share, of which 1,000 shares are duly and validly issued, outstanding, fully-paid and non-assessable. Parent is the beneficial and record owner of all of the capital stock of Sub. At the Closing, all of the shares of Sub Common Stock shall be converted into shares of the common stock of Bodden Surviving Corporation in accordance with Section 2.2 hereof.

      5.4 Subsidiaries.
          ------------

          (a) Other than Sub and Sun Services of America, Inc., a Delaware corporation ("Sub II"), Parent has no direct subsidiaries or investments in any other corporation or business organization. At the Closing, and after giving effect to the Mergers and the Mac-Gray Exchanges, Parent will own beneficially and of record (i) all of the outstanding shares of capital stock of the Bodden Surviving Corporation, (ii) all of the outstanding shares of capital stock of Sub II, and (iii) all of the outstanding shares of capital stock of Mac-Gray, free and clear of any Liens, except for a pledge of all of such shares to the lenders under Parent's credit facility.

          (b) Except as set forth on Schedule 5.4(b) attached hereto, Mac-Gray
                                     ---------------
has no subsidiaries or investments in any corporation or business organization. Mac-Gray owns all of such interests described in Schedule 5.4(b) attached hereto
                                                 ---------------
free and clear of any Liens.

          (c) Neither Sub nor Sub II has any subsidiaries or investments in any other corporation or business organization.

      5.5 Required Action; Authority.  All actions and proceedings necessary to
          --------------------------
be taken by or on the part of each of Parent, Mac-Gray and Sub in connection with the transactions contemplated by this Agreement have been duly and validly taken, and this Agreement has been duly and validly authorized, executed and delivered by each of Parent, Mac-Gray and Sub. Each of Parent, Mac-Gray and Sub has full right, authority and power to execute and deliver this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to, or as contemplated by this Agreement (collectively, the "Mac-Gray Documents") and to carry out the transactions contemplated hereby and thereby. This Agreement and each other Mac-Gray Document constitutes, or when executed and delivered will constitute, the legal, valid and binding obligations of Parent, Mac-Gray and/or Sub, as applicable, enforceable against Parent, Mac-Gray and/or Sub, as applicable, in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other similar laws from time to time in effect affecting creditor's rights generally or by principles governing the availability of equitable remedies.

      5.6 No Conflicts.  The execution, delivery and performance by each of
          ------------
Parent, Mac-Gray and Sub of this Agreement and each other Mac-Gray Document to which such entity is a party does not and will not with or without the giving of notice or the lapse of time or both, (a) violate any provision of the respective Certificate of Incorporation of Parent, Mac-Gray and Sub, as amended to date,
(b) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement or instrument to which any of Parent, Mac-Gray and Sub is a party or by which they are bound, (c) to the knowledge of Parent, Mac-Gray or Sub violate any judgment, decree, order, statute, law, rule or regulation applicable to Parent, Mac-Gray and Sub or (d) require any of Parent, Mac-Gray and Sub to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made or (e) result in the creation or imposition of any Lien on any of property or assets of Parent, Mac-Gray or Sub. Each of the officers who execute this Agreement and the other Mac-Gray Documents on behalf of Parent, Mac-Gray and Sub have all requisite power to do so in the name of and on behalf of such entity.

      5.7 No Litigation; Compliance.  Neither Parent, Mac-Gray or Sub is now
          -------------------------
involved in nor, to the knowledge of Parent, Mac-Gray and Sub, is threatened to be involved in, any litigation or legal or other proceedings, other than proceedings that could not reasonably be expected to have a material adverse effect upon the business, operations or financial condition of Parent, Mac-Gray and Sub. To the knowledge of Parent, Mac-Gray and Sub, each of Parent, Mac-Gray and Sub is in compliance with all laws and governmental (federal, state and local) rules and regulations applicable to each such entity and each such entities' business. Neither Parent, Mac-Gray or Sub has been charged nor, to the knowledge of Parent, Mac-Gray and Sub, is threatened to be charged with any violation of any provision of any federal, state or local law or administrative rule or regulation relating to its business. Each of Parent, Mac-Gray and Sub has at all times possessed and currently possesses and has been and is in compliance with all governmental permits, licenses and authorizations necessary for the conduct of its business. All of such permits, licenses and authorizations are valid and in full force and effect.

      5.8 Financial Statements.  Attached hereto as Schedule 5.8 are copies of
          --------------------                      ------------
the unaudited combined balance sheets of Mac-Gray as at December 31, 1996 and December 31, 1995, and unaudited combined statements of operations, stockholders' equity and cash flows for each of the three (3) years ended December 31, 1996, 1995 and 1994 (collectively the "Mac-Gray Financial Statements"). The Mac-Gray Financial Statements (i) have been prepared by Mac-Gray in accordance with generally accepted accounting principles applied consistently during the periods covered thereby, (ii) are complete and correct in all material respects and (iii) present fairly in all material respects the financial condition of Mac-Gray at the dates of said statements and the results of its operations for the periods covered thereby. Except as set forth in
Schedule 5.8 attached hereto, as of the date hereof Mac-Gray has no liabilities
------------
of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation, liabilities as guarantor or otherwise with respect to obligations of others, liabilities for Taxes due or then accrued or to become due, or contingent or potential liabilities relating to activities of Mac-Gray or the conduct of its business prior to the date hereof regardless of whether claims in respect thereof have been asserted), except as disclosed in the Mac-Gray Financial Statements or in any notes thereto, that could materially adversely affect the business, operations or financial condition of Mac-Gray. Since December 31, 1996, there has not been a material adverse change in the business, operations or financial condition of Mac-Gray.

      5.9 Taxes.
          -----

          (a) Each of Parent, Mac-Gray and Sub has paid or caused to be paid all Taxes required to be paid by it through the date hereof whether disputed or not.

          (b) Each of Parent, Mac-Gray and Sub has in accordance with applicable law filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, and all such returns correctly and accurately set forth the amount of any Taxes relating to the applicable period. No federal, state, local or foreign income tax return filed with respect to Parent, Mac-Gray or Sub for any taxable period ended on or after December 31, 1991 has been audited or is currently the subject of an audit. No extension of time with respect to any date on which a tax return was or is to be filed by Parent, Mac-Gray or Sub is in force, and no waiver or agreement by Parent, Mac-Gray or Sub is in force for the extension of time for the assessment or payment of any Taxes.

          (c) Neither the IRS nor any other governmental authority is now asserting or, to the knowledge of Mac-Gray, threatening to assert against Parent, Mac-Gray or Sub any deficiency or claim for additional Taxes. No claim has ever been made by an authority in a jurisdiction where Parent, Mac-Gray or Sub does not file reports and returns that Parent, Mac-Gray or Sub is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of Parent, Mac-Gray and Sub that arose in connection with any failure (or alleged failure) to pay any Taxes. None of Parent, Mac-Gray or Sub has entered into a closing agreement pursuant to Section 7121 of the Code.

          (d) None of Parent, Mac-Gray or Sub has ever been (or has ever had any liability for unpaid Taxes because it once was) a member of an "affiliated group" (as defined in Section 1504(a) of the Code). Except as set forth in
Schedule 5.9 attached hereto, none of Parent, Mac-Gray or Sub has ever filed,
------------
and has never been required to file, a consolidated, combined or unitary tax return with any other entity. Except as set forth in Schedule 5.9, none of
                                                      ------------
Parent, Mac-Gray or Sub owns and has never owned a direct or indirect interest in any trust, partnership, corporation or other entity. Except as set forth in

Schedule 5.9 attached hereto, none of Parent, Mac-Gray or Sub is a party to any
------------
tax sharing agreement.

          (e) For purposes of this Agreement, all references to Sections of the Code shall include any predecessor provisions to such Sections and any similar provisions of federal, state, local or foreign law.

          (f) It is the present intention of Parent to continue at least one significant historic business line of SSA, or to use at least a significant portion of SSA's historic business assets in a business, in each case within the meaning of Treasury Regulation (S)1.368-1(d).

          (g) It is the present intention of Parent to continue at least one significant historic business line of Bodden, or to use at least a significant portion of Bodden's historic business assets in a business, in each case within the meaning of Treasury Regulation (S)1.368-1(d).

          (h) Parent has no present plan or intention to transfer any of the assets received from SSA in such a manner that the transfer would cause the reorganization to be treated as other than a tax free reorganization under
(S)368 of the Code.

          (i) Parent has no present plan or intention to cause Bodden to transfer any of the assets of Bodden in such a manner that the transfer would cause the reorganization to be treated as other than a tax free reorganization under (S)368 of the Code.

          (j) Parent has no present plan or intention to make a QSSS election, as permitted under (S)1361 of the Code, with respect to Bodden.

     5.10 Leases.  All of the material contracts, understandings and
          ------
arrangements, whether written or oral, including any tenancy at will, under which Mac-Gray is bound or to which Mac-Gray is a party which relate to the placement of the laundry machines (the "Mac-Gray Leases") is valid, in full force and effect and binding upon Mac-Gray and the other parties thereto in accordance with its respective terms. Neither Mac-Gray nor, to the knowledge of Mac-Gray, any other party is in default under or in arrears in the performance, payment or satisfaction of any agreement or condition on its part to be performed or satisfied under any Mac-Gray Lease, nor, to the knowledge of Mac-Gray, does any condition exist that with notice or lapse of time or both would constitute such a default, and no waiver or indulgence has been granted by any landlord under any Mac-Gray Lease. Mac-Gray has not received notice and has no knowledge of any fact which would result in the termination, repudiation or breach of any Mac-Gray Lease. Mac-Gray has obtained the consent and approvals of all other parties to each Mac-Gray Lease that requires such consent or approval in connection with the consummation of the transactions contemplated by the Mergers.

     5.11 Assets; Title.
          -------------

          (a) Except as set forth on Schedule 5.11 attached hereto, each of
                                     -------------
Parent, Mac-Gray and Sub has good and valid title to, or a valid leasehold interest in, all of such entities' assets and other properties which are material to its financial condition, free and clear of all Liens.

          (b) Schedule 5.11 attached hereto sets forth a list of all real
              -------------
property owned by Parent, Mac-Gray and Sub and any real property in which Parent, Mac-Gray or Sub holds a leasehold interest, other than the Mac-Gray Leases. No party to any such lease has given notice to Parent, Mac-Gray or Sub or made any claim with respect to any breach or default with respect to any such lease. Parent, Mac-Gray and Sub have not granted to any other person or entity the right to the use, occupancy or enjoyment of such lease.

     5.12 Employee Benefit Programs.
          -------------------------

          (a) Schedule 5.12(a) attached hereto lists every Employee Program (as
              ----------------
defined below) that has been maintained (as defined below) by Mac-Gray at any time during the three-year period ending on the Closing Date.

          (b) Except as set forth on Schedule 5.12(b) attached hereto, each
                                     ----------------
Employee Program which has ever been maintained by Mac-Gray and which has at any time been intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the IRS regarding its qualification under such section and has, in fact, been qualified under the applicable section of the Code from the effective date of such Employee Program through and including the Closing (or, if earlier, the date that all of such Employee Program's assets were distributed). No event or omission has occurred which would cause any such Employee Program to lose its qualification under the applicable Code section.

          (c) Mac-Gray does not know and has no reason to know, of any failure of any party to comply with any laws applicable to the Employee Programs that have been maintained by Mac-Gray. With respect to any Employee Program ever maintained by Mac-Gray, there has occurred no "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code, or breach of any duty under ERISA or other applicable law (including, without limitation, any health care continuation requirements or any other tax law requirements, or conditions to favorable tax treatment, applicable to such plan), which could result, directly or indirectly, in any taxes, penalties or other liability to Mac-Gray. No litigation, arbitration, or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or threatened with respect to any such Employee Program.

          (d) Neither Mac-Gray nor any Affiliate (as defined below) (i) has ever maintained any Employee Program which has been subject to title IV of ERISA (including, but not limited to, any Multiemployer Plan (as defined below)) or
(ii) has ever provided health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of title I of ERISA) or has ever promised to provide such post-termination benefits.

          (e) For purposes of this section:

              (i) "Employee Program" means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA Section 3(4)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA, and (B) all stock option plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements not described in (A) above. In the case of an Employee Program funded through an organization described in Code Section 501(c)(9), each reference to such Employee Program shall include a reference to such organization.

              (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides (or has promised to provide) benefits under such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity, or their spouses, dependents, or beneficiaries.

              (iii) An entity is an "Affiliate" of Mac-Gray if it would have ever been considered a single employer with the Company under ERISA Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C).

     5.13 Ordinary Course.  Since December 31, 1996, Mac-Gray has conducted
          ---------------
business in the normal, usual and customary manner in the ordinary and regular course of business, consistent with its prior practices.

     5.14 Absence of Certain Changes.  Except as disclosed in Schedule 5.14
          --------------------------                          -------------
attached hereto and the Mac-Gray Financial Statements, since December 31, 1996, there has not been:

          (a) Any change in the condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects of Parent, Mac-Gray or Sub, which change by itself or in conjunction with all other such changes, whether or not arising in the ordinary course of business, could have a material adverse effect on the business of such entity;

          (b) Any amendment or termination or, to the knowledge of Mac-Gray, proposed or threatened amendment or termination, whether written or oral, of any material Mac-Gray Lease or Material Mac-Gray Contract (as defined in 5.15);

          (c) Any contingent liability incurred by Parent, Mac-Gray or Sub as guarantor or otherwise with respect to the obligations of others;

          (d) Any mortgage, encumbrance or lien placed on any of the properties of Parent, Mac-Gray or Sub;

          (e) Any cancellation of any material debt or claim owing to, or waiver of a material right of, Parent, Mac-Gray or Sub;

          (f) Any obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown (including without limitation liabilities for Taxes due or to become due or contingent or potential liabilities relating to products or services provided by Parent, Mac-Gray and Sub or the conduct of the business of Parent, Mac-Gray and Sub since December 31, 1996, regardless of whether claims in respect thereof have been asserted), incurred by Parent, Mac-Gray or Sub other than obligations and liabilities incurred in the ordinary course of business (it being understood that product or service liability claims shall not be deemed to be incurred in the ordinary course of business);

          (g) Any purchase, sale or other acquisition or disposition, or any agreement or other arrangement for the purchase, sale or other acquisition or disposition, of any of the properties or assets of another entity or Parent, Mac-Gray or Sub, other than in the ordinary course of business;

          (h) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, assets or business of Parent, Mac-Gray or Sub;

          (i) Any declaration, setting aside or payment of any dividend by Parent, Mac-Gray or Sub, or the making of any other distribution in respect of the capital stock of Parent, Mac-

Gray or Sub, or any direct or indirect redemption, purchase or other acquisition by Parent, Mac-Gray or Sub of its own capital stock;

          (j) Any labor trouble or claim of unfair labor practices involving Parent, Mac-Gray or Sub. Any change in the compensation payable or to become payable by Parent, Mac-Gray or Sub to any of its officers, employees, agents or independent contractors, or any bonus payment or arrangement made to or with any of such officers, employees, agents or independent contractors, in each case except in the ordinary course of business;

          (k) Any change with respect to the officers or management of Parent, Mac-Gray or Sub;

          (l) Any payment or discharge of a material lien or liability of Parent, Mac-Gray or Sub which was not shown on the Mac-Gray Financial Statements as of December 31, 1996, or otherwise in the ordinary course of business thereafter;

          (m) Any obligation or liability incurred by Parent, Mac-Gray or Sub to any of its officers, directors, stockholders or employees, or any loans or advances made by Parent, Mac-Gray or Sub to any of its officers, directors, stockholders or employees, except normal compensation and expense allowances payable to officers or employees; or

          (n) Any change in accounting methods or practices, credit practices or collection policies used by Mac-Gray.

     5.15 Contracts.  Except as set forth on Schedule 5.15 attached hereto, Mac-
          ---------                          -------------
Gray is not a party to (a) any individual contract which obligates Mac-Gray for more than $200,000 on an annual basis or (b) any contract, commitment, plan, agreement or license which is material to the business or financial condition of Parent, Mac-Gray and Sub taken as a whole (individually a "Material Mac-Gray Contract" and collectively the "Material Mac-Gray Contracts"). Each Material Mac-Gray Contract is valid, in full force and effect and enforceable against the parties thereto in accordance with its terms, except for any non-competition provision or agreement limiting the freedom of any party thereto to compete in any line of business or with any person or entity, the benefits of which run to Mac-Gray, the enforceability of which may be limited by the principles governing the availability of equitable remedies. Neither Parent, Mac-Gray nor Sub is in default under any such Material Mac-Gray Contract or has any knowledge of conditions or facts which with notice or passage of time, or both, would constitute a default, except where such a default could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects of Parent, Mac-Gray and Sub.

     5.16 Insurance.  The physical properties and assets of Parent, Mac-Gray and
          ---------
Sub are insured to the extent disclosed in Schedule 5.16 attached hereto, and
                                           -------------
all such insurance policies and arrangements are disclosed in said Schedule
                                                                   --------
5.16.  Said insurance policies and arrangements are in full force and effect,
----
all premiums with respect thereto are currently paid, and Parent, Mac-Gray and Sub, as applicable, is in compliance in all material respects with the terms thereof. Said insurance is adequate and customary for the business engaged in by Parent, Mac-Gray and Sub, as applicable, and is sufficient for compliance by such entity with all requirements of law and all agreements to which such entity is a party.

     5.17 Approvals; Consents.  Except as set forth on Schedule 5.17 attached
          -------------------                          -------------
hereto, no approval, consent, authorization or exemption from or filing with any person or entity not a party to this Agreement is required to be obtained or made by any of Parent, Mac-Gray or Sub in connection with the execution and delivery of this Agreement and the Mac-Gray Documents or the consummation of the transactions contemplated hereby and thereby.

     5.18 Hazardous Materials.  Except as permitted by or consistent with
          -------------------
applicable Environmental Laws: (i) no Hazardous Material (as defined below) has ever been generated, transported, used, stored, spilled, released or disposed of by Mac-Gray on or under any of the Real Property (as defined below); and (ii) the operations of Mac-Gray as currently conducted are, and the Real Property is, to the knowledge of Mac-Gray, in compliance with all applicable Environmental Laws. For purpose of this Agreement, (A) "Hazardous Materials" shall mean substances defined as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. (S) 9601, et seq.
                                                                        -- ---
("CERCLA"), the Resource Conservation and Recovery Act, as amended, 42 U.S.C.
(S) 6901, et seq. ("RCRA"), any analogous state and local laws, any substances
          -- ---
defined as Hazardous Materials in the regulations adopted and publications promulgated pursuant to said laws, asbestos and asbestos containing material and petroleum products, including fuel oil, (B) "Environmental Laws" means any law, statute, regulation or court order binding upon Mac-Gray, consent decree binding upon Mac-Gray or settlement agreement to which Mac-Gray is a party, which relates to Hazardous Materials, including CERCLA and RCRA, their implementing regulations or any other similar federal, state or local statutes or regulations and (C) "Real Property" means all leaseholds and other interests of every kind in real property owned or held by Parent, Mac-Gray or Sub.

     5.19 Transactions with Interested Persons.  Except as set forth in Schedule
          ------------------------------------                          --------
5.19 attached hereto, neither Mac-Gray nor any officer, supervisory employee or
----
director of Mac-Gray, to the knowledge of Mac-Gray, any of their respective spouses or family members, owns directly or indirectly on an individual or joint basis any material interest in, or serves as an officer or director or in another similar capacity of, any competitor or supplier of Mac-Gray or any other organization which has a material contract or arrangement with Mac-Gray.

     5.20 No Brokers.  None of Parent, Mac-Gray or Sub has employed any broker
          ----------
or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement or any other document contemplated hereby.

     5.21 Disclosure.  The representations, warranties and statements contained
          ----------
in this Agreement and in the Exhibits and Schedules delivered by Parent, Mac-Gray and Sub to SSA, Bodden and the Stockholder pursuant to this Agreement do not contain any untrue statement of a material fact, and, when taken together, do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made.

     5.22 Books and Records.  The minute and stock books of Mac-Gray have been
          -----------------
made available to SSA and Bodden and their respective representatives and are substantially complete and are correct in all material respects.

     5.23 Intellectual Property.
          ---------------------

          (a) Except as described in Schedule 5.23(a) attached hereto, Mac-Gray
                                     ----------------
does not have ownership of, or license to use, any patent, copyright, trade secret, trademark, or other proprietary rights that are material to the condition (financial or otherwise) or business of Mac-Gray (collectively, "Mac-Gray Intellectual Property"). To the knowledge of Mac-Gray, all of the rights of Mac-Gray in such Mac-Gray Intellectual Property are freely transferable. To the knowledge of Mac-Gray, there are no claims or demands of any other person pertaining to any of such Mac-Gray Intellectual Property and no proceedings have been instituted, or are pending or threatened, which challenge the rights of Mac-Gray in respect thereof. To the knowledge of Mac-Gray, Mac-Gray has the right to use, free and clear of claims or rights of other persons, all customer lists, designs, manufacturing or other processes, computer software, systems, data compilations, research results and other information required for or incident to its products or its business as presently conducted or contemplated.

          (b) All patents, patent applications, trademarks, trademark applications and registrations and registered copyrights which are owned by or licensed to Mac-Gray or used or to be used by Mac-Gray in its businesses as presently conducted or contemplated, and all other items of Mac-Gray Intellectual Property which are material to the business or operations of Mac-Gray, are listed in Schedule 5.23(b) attached hereto.
                    ----------------

          (c) To the knowledge of Mac-Gray, the present and contemplated business, activities and products of Mac-Gray do not infringe any Intellectual Property of any other person. No proceeding charging Mac-Gray with infringement of any adversely held Intellectual Property has been filed or, to the knowledge of Mac-Gray, is threatened to be filed. To the knowledge of Mac-Gray, Mac-Gray is not making unauthorized use of any confidential information or trade secrets of any person, including without limitation, any former employer of any past or present employee of Mac-Gray. Except as set forth in Schedule 5.23 attached
                                                      -------------
hereto, neither Mac-Gray nor, to the knowledge of Mac-Gray, any of its employees have any agreements or arrangements with any persons other than Mac-Gray related to confidential information or trade secrets of such persons or restricting any such employee's ability to engage in business activities of any nature. The activities of its employees on behalf of Mac-Gray do not violate any such agreements or arrangements known to Mac-Gray.

     5.24 Labor Matters.  Neither Parent, Mac-Gray nor Sub is a party to any
          -------------
collective bargaining or similar agreement on the date hereof and has complied in all material respects with all applicable state and federal laws respecting employment and employment practices, terms and conditions of wages and hours and other laws related to employment of employees by Parent,

Mac-Gray or Sub or their respective agents, and there are no arrears in the payment of wages, withholding of Social Security taxes, unemployment insurance premiums or other similar obligations of Parent, Mac-Gray and Sub other than in the ordinary course of business.


SECTION 6. DELIVERIES AT THE CLOSING.

     The obligation of the parties to close the transactions contemplated by this Agreement is subject to the delivery and satisfaction at the Closing of the following:

     6.1  Deliveries by the Company and the Stockholder.  At the Closing, SSA,
          ---------------------------------------------
Bodden and the Stockholder shall deliver to Parent, Mac-Gray and Sub the following:

          (a) Certificates representing the shares of SSA Stock and Bodden Stock to be canceled in accordance herewith, with appropriate stock powers duly endorsed in blank;

          (b) Certified resolutions of the Board of Directors of SSA and Bodden and the Stockholder of SSA and Bodden approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

          (c) Governmental certificates evidencing that each of SSA and Bodden is duly organized and in good standing in the State of Florida;

          (d) Certificate of the Secretary of each of SSA and Bodden attesting as to the incumbency of each officer who shall execute this Agreement and any other Company Document on behalf of SSA or Bodden and certifying as to the by-laws and charter of SSA and Bodden;

          (e) Instruments (including UCC-3 termination statements) releasing any and all Liens on any of the assets of SSA or Bodden;

          (f) An opinion of Foley & Lardner, counsel to SSA, Bodden and the Stockholder, in the form of Exhibit 6.1(f) attached hereto;
                            --------------

          (g) Evidence reasonably satisfactory to counsel to Mac-Gray that the SSA Surviving Corporation or the Bodden Surviving Corporation, as the case may be, has succeeded to, or is the lawful assignee of, all of the Acquisition Rights of SSA and Bodden;

          (h) Payoff letter or other evidence with respect to the discharge of the Stockholder's personal guarantees with respect to the Indebtedness of SSA and Bodden;

          (i) Letters of resignation for all officers and directors of SSA and Bodden, effective at the Closing;

          (j) An IRS Form 2553, Election by a Small Business Corporation, with respect to the S-Corporation election of Parent;

          (k) Stock record and minute books of each of SSA and Bodden;

          (l) Such other certificates and documents as may be required hereby or are reasonably requested by Parent at the Closing; and

          (m) All consents and approvals necessary to consummate the Merger and to vest in the SSA Surviving Corporation and the Bodden Surviving Corporation good title to the assets of SSA and Bodden (including the Leases and Equipment).

      6.2 Deliveries by Parent, Mac-Gray and Sub.  At the Closing, Parent, Mac-
          --------------------------------------
Gray and Sub shall have delivered to SSA, Bodden and the Stockholder the following:

          (a) Certificate representing the Parent Shares;

          (b) Wire transfer of $1,940,000;

          (c) Certified resolutions of the Board of Directors of Parent, Mac-Gray and Sub approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

          (d) Governmental certificates evidencing that each of Parent, Mac-Gray and Sub is duly organized and in good standing in the State of Delaware;

          (e) Certificate of the Secretary of each of Parent, Mac-Gray and Sub attesting as to the incumbency of each officer who shall execute this Agreement and any other Mac-Gray Document on behalf of such entity and certifying as to the by-laws and charter of such entity;

          (f) An opinion of Goodwin, Procter & Hoar LLP, counsel to Parent, Mac-Gray and Sub in the form attached hereto as Exhibit 6.2(f);
                                                --------------

          (g) The Letter of Credit (as defined in the Stockholders' Agreement (as defined below));

          (h) Evidence that the personal guarantees of the Stockholder related to the Indebtedness have been discharged; and

          (i) Such other certificates and documents as may be required hereby or are reasonably requested by SSA, Bodden or the Stockholder at the Closing.

      6.3 Joint Deliveries of the Parties.  The parties shall jointly provide
          -------------------------------
the following at the Closing:

          (a) The SSA Certificate and the Bodden Certificate shall be duly and properly filed with the Secretary of State of the State of Delaware and the SSA Articles and the Bodden

Articles shall be duly and properly filed with the Secretary of State of the State of Florida and each of such documents shall be effective under the DGCL and the FBCA, as the case may be;

          (b) The Stockholder and Parent shall have executed a Consulting Agreement in the form attached hereto as Exhibit 6.3(b);
                                         --------------

          (c) The Stockholder and Parent shall have executed and delivered a Noncompetition Agreement in the form attached hereto as Exhibit 6.3(c);
                                                        --------------

          (d) Parent, the Stockholder and the other stockholders of Parent shall have executed a Stockholders' Agreement in the form attached hereto as Exhibit
                                                                       -------
6.3(d) (the "Stockholders' Agreement").
------

      6.4 Other Actions.  Each of the Stock Exchange and the LP Exchange shall
          -------------
be consummated.

SECTION 7. RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING.

      7.1 Survival of Warranties.  Each of the representations, warranties,
          ----------------------
agreements, covenants and obligations herein or in any schedule, exhibit, certificate or financial statement delivered by any party to the other party incident to the transactions contemplated hereby are material, shall be deemed to have been relied upon by the other party and shall survive the Closing regardless of any investigation and shall not merge in the performance of any obligation by either party hereto; provided, however, that such representations
                                   --------  -------
and warranties shall expire on the same dates as and to the extent that the rights to indemnification with respect thereto under Section 8 shall expire.


SECTION 8. INDEMNIFICATION.

      8.1 Indemnification by the Stockholder.  The Stockholder agrees subsequent
          ----------------------------------
to the Closing to indemnify and hold the SSA Surviving Corporation, the Bodden Surviving Corporation, Parent, Mac-Gray, Sub and their respective subsidiaries and affiliates and persons serving as officers, directors, partners or employees thereof (individually a "Mac-Gray Indemnified Party" and collectively the "Mac-Gray Indemnified Parties") harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) which may be sustained, suffered or incurred by or made against any of them arising out of or based upon any of the following matters:

          (a) fraud, intentional misrepresentation or a deliberate or wilful breach by SSA, Bodden or the Stockholder of any of their representations, warranties or covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto;

          (b) any other breach of any representation, warranty or covenant of SSA, Bodden or the Stockholder under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto (exclusive of any claims for indemnification for Taxes or based upon or related to a breach of any representation, warranty or covenant with respect to Taxes or tax related matters which are governed by subsections (c) and (d) below; and exclusive of any claims for indemnification with respect to (i) the Blue Eagle Leases or the Blue Eagle Agreement or related matters, (ii) the Judgment Liens (as defined below), (iii) the Split Dollar Policies (as defined below), (iv) the Vehicles Matters (as defined below), (v) the Coachman Crossing Matters (as defined below), (vi) the Coin Laundry Leasing Matters (as defined below), (vii) the Assigned Lawsuits (as defined below), (viii) the Transaction Expenses (as defined below), and (ix) the Checks Matters (as defined below) which shall all be governed by subsection (e) below);

          (c) any liability of SSA or Bodden for Taxes attributable to the periods, or portions thereof, ending on or before the Closing (which has not been paid or provided for or reserved against by SSA or Bodden in the Balance Sheet included in the Interim Financial Statements) or as a result of any breach of any representation, warranty or covenant with respect to Taxes or tax related matters (including, without limitation, any representations made pursuant to Sections 1.7 or 3.7 hereof), but excluding the Florida sales tax matters governed by Subsection 8.1(d) below;

          (d) any liability of SSA or Bodden for Florida state sales taxes (i) attributable to the periods, or portions thereof, ending on or before the Closing (which has not been paid or provided for or reserved against by SSA or Bodden in the Balance Sheet included in the Interim Financial Statements) or
(ii) as a result of or relating to any breach of any representation, warranty or covenant with respect to Taxes or tax related matters (including without limitation, any representations made pursuant to Sections 1.7 or 3.7 hereof); and

          (e) (i) any breach of any representation or warranty contained in
Section 3.28 hereof, (ii) any liability or obligation arising out of, relating to or resulting from the Peppertree Village Condominium Association, Inc.'s lawsuit against SSA (as shown in Schedule 3.10 attached hereto and officially
                                 -------------
known as Case No. 88-15942-13) and the judgment lien related thereto, and the Goldkind Family Trust's lawsuit against SSA (as shown in Schedule 3.10 attached
                                                         -------------
hereto and officially known as Case No. 96-3958-CO-42) and the judgment lien related thereto (the "Judgment Liens"), (iii) any liability or obligation arising out of, relating to or resulting from the Split Dollar Life Insurance Policies maintained by SSA and/or Bodden, including the policies maintained at any time with respect to Kenneth Martin and Cindy Hesterman (the "Split Dollar Policies"), (iv) any liability or obligation arising out of, relating to or resulting from the vehicles, including any vehicles leases, to be retained by the Stockholder as set forth on Schedule 3.9 (the "Vehicles Matters"), (v) any
                                ------------
liability arising out of, relating to or resulting from (w) the lawsuit entitled Commercial Laundry Corp. vs. David A. Sherman, as Trustee under the Land Trust
------------------------------------------------------------------------------
Agreement dated December 4, 1992 vs. Decade Properties, Inc., Case No. 90-
------------------------------------------------------------
003809-CI-007, (x) the Indemnity Addendum to the Laundry Lease Agreement Between Benj. E. Sherman & Sons, Inc. As Agent For David A. Sherman, Not Personally But As Trustee U/A/D 12/4/92 and SSA, dated as of April 9, 1993, for Coachman Crossing Apartments, 2481 N.E. Coachman Road, Clearwater, FL, and (y) the lawsuit entitled David A. Sherman, as Trustee under the Land Trust
                 -------------------------------------------------

Agreement dated December 4, 1992 vs. Sun Services of America, Inc., Case No.
-------------------------------------------------------------------
97-2423-CI-20 (collectively, the "Coachman Crossing Matters"), (vi) any liability or obligation in excess of $245,000 arising out of, relating to or resulting from the SSA Promissory Note in the principal amount of $350,000 payable in favor of Coin Laundry Leasing Corp. or Assign (the "Coin Laundry Leasing Matters"), (vii) any obligation or liability arising out of, relating to or resulting from the lawsuits entitled Sun Services of America, Inc. vs.
                                           ---------------------------------
Days Inn Main Gate West & Gateway Tours, Case No. 96-5648 and Sun Services of
---------------------------------------                       ---------------
America, Inc. vs. Dianis Properties, Case No. 95-6861-CI-7 (the "Assigned
-----------------------------------
Lawsuits"), (viii) any liability or obligation for any expenses of SSA, Bodden or the Stockholder relating in any way to the Mergers or the transactions contemplated by this Agreement, including, without limitation, legal, accounting or other professional expenses, to the extent that the aggregate amount of such expenses exceed $110,000 (the "Transaction Expenses"), and (ix) (y) all commission checks payable by SSA, Bodden, Atlantic Coin Laundry, Coin Operated Apartment Laundries, Coin Laundry Leasing, M&M Laundry Equipment and/or Certified Coin Laundries dated on or prior to April 17, 1997 (the "Commission Checks") and (z) any other checks payable by SSA, Bodden and/or any other entity referenced in the immediately preceding clause (y) hereof dated on or prior to April 14, 1997 (the "Other Checks") to the extent that the aggregate amount of the Commission Checks and the Other Checks exceed $322,829.15 in the aggregate (the "Checks Matters").

      8.2 Limitations on Indemnification by the Stockholder.  Notwithstanding
          -------------------------------------------------
the foregoing, the right of Mac-Gray Indemnified Parties to indemnification under Section 8.1 shall be subject to the following provisions:

          (a) No indemnification shall be payable pursuant to Subsection 8.1(b) above to any Mac-Gray Indemnified Party, unless the total of all claims for indemnification pursuant to Section 8.1 shall exceed $25,000 in the aggregate, whereupon only the amount in excess of $25,000 shall be recoverable in accordance with the terms hereof;

          (b) No indemnification shall be payable to a Mac-Gray Indemnified Party with respect to claims asserted pursuant to Subsection 8.1(b) after the first anniversary of the date of this Agreement (the "Expiration Date");

provided, however, that if on or prior to the Expiration Date a specific state
--------  -------
of facts shall have become known which may give rise to a claim for indemnification under Subsection 8.1(b) and a Mac-Gray Indemnified Party shall have given written notice to the Stockholder of such facts known by such Mac-Gray Indemnified Party at such time, then the right to indemnification with respect to such claim shall remain in effect without regard to when such matter shall be finally determined and disposed of;

          (c) No indemnification shall be payable to a Mac-Gray Indemnified Party with respect to a claim asserted pursuant to Subsection 8.1(c) or 8.1(d) after 60 days after the expiration of the statute of limitations (if any) applicable to such claim and the relevant governmental authorities, whether foreign, federal, state or local, are no longer able to assess and enforce liability with respect to such claim against any of the Mac-Gray Indemnified Parties;

          (d) The indemnification obligations of the Stockholder hereunder with respect to claims asserted by a Mac-Gray Indemnified Party pursuant to Subsection 8.1(b) shall be limited in the aggregate to $1,500,000 with respect to claims asserted by the Mac-Gray Indemnified Parties on or prior to the date 6 months after the date of this Agreement;

          (e) The indemnification obligations of the Stockholder hereunder with respect to claims asserted by a Mac-Gray Indemnified Party pursuant to Subsection 8.1(b) or 8.1(d) shall be limited in the aggregate to $750,000 with respect to claims asserted by Mac-Gray Indemnified Parties after the expiration of 6 months from the date of this Agreement; and

          (f) Payment for any indemnification obligation under Section 8.1 shall be made by Stockholder (i) first, by surrendering to Parent that number of duly endorsed shares of Parent Common Stock (which shares shall be delivered free and clear of any and all Liens), valued at a per share price of $14.54, which price shall be subject to appropriate adjustment for any stock dividend, stock split, recapitalization or similar transaction, equal to the total amount of such indemnification obligation and (ii) second, in the event that the Stockholder cannot deliver such number of shares of Parent Common Stock, in cash.

     The limitations contained in this Section 8.2 shall not apply to the indemnification obligations arising under Sections 8.1(a) or 8.1(e).

      8.3 Indemnification by Parent, Mac-Gray and Sub.  Each of Parent, Mac-Gray
          -------------------------------------------
and Sub agrees to indemnify and hold the Stockholder harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) which may be sustained or suffered by the Stockholder arising out of or based upon any of the following matters:

          (a) fraud, intentional misrepresentation or a deliberate or wilful breach by Parent, Mac-Gray and Sub of any of their representations, warranties or covenants under this Agreement or in any certificate, schedule or exhibit delivered pursuant hereto; and

          (b) any other breach of any representation, warranty or covenant made by any of Parent, Mac-Gray and Sub in this Agreement or in any certificate delivered by Parent, Mac-Gray and Sub hereunder.

      8.4 Limitation on Indemnification by Parent, Mac-Gray and Sub.
          ---------------------------------------------------------
Notwithstanding the foregoing, the right of the Stockholder to indemnification under Section 8.3 shall be subject to the following provisions:

          (a) No indemnification pursuant to Subsection 8.3(b) shall be payable to the Stockholder, unless the total of all claims for indemnification pursuant to Subsection 8.3(b) shall exceed $25,000 in the aggregate, whereupon only the amount in excess of $25,000 shall be recoverable in accordance with the terms hereof;

          (b) No indemnification shall be payable to the Stockholder with respect to claims asserted pursuant to Subsection 8.3(b) above after the Expiration Date; provided, however,
                 --------  -------
that if on or prior to the Expiration Date a specific state of facts shall have become known which may give rise to a claim for indemnification under Subsection 8.3(b) and the Stockholder shall have given written notice to Parent of such facts known by the Stockholder at such time, then the right to indemnification with respect to such claim shall remain in effect without regard to when such matter shall be finally determined and disposed of; and

          (c) The indemnification obligation of Parent, Mac-Gray and Sub with respect to claims asserted by the Stockholder under Subsection 8.3(b) shall be
(i) limited in the aggregate to $1,500,000 with respect to claims asserted by the Stockholder on or prior to the date 6 months after the date of this Agreement and (ii) limited in the aggregate to $750,000 with respect to claims asserted by the Stockholder thereafter.

      8.5 Notice; Defense of Claims.  An indemnified party may make claims for
          -------------------------
indemnification hereunder by giving written notice thereof to the indemnifying party within the period in which indemnification claims can be made hereunder. If indemnification is sought for a claim or liability asserted by a third party, the indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of the claim or liability being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice. Such notice shall summarize the bases for the claim for indemnification and any claim or liability being asserted by a third party. Within twenty (20) days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any third party claim or liability at its own cost and expense. If the indemnifying party fails to give notice that it disputes an indemnification claim within twenty (20) days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the claim, which shall become immediately due and payable. The indemnifying party shall be entitled to direct the defense against a third party claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense. The indemnified party shall at all times have the right to fully participate in the defense of a third party claim or liability at its own expense directly or through counsel; provided, however, that if the named parties to the action or proceeding include both the indemnifying party and the indemnified party and the indemnified party is advised by its counsel that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party. If no such notice of intent to dispute and defend a third party claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, exercising reasonable business judgment. If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.

      8.6 Exclusive Remedy.  The Indemnification provided for in Sections 8.1
          ----------------
and 8.3 shall be the sole and exclusive remedy of the Mac-Gray Indemnified Parties and the Stockholder, respectively, against the other party for matters arising out of the representations, warranties, covenants and agreements of such party set forth in the Agreement.


SECTION 9. MISCELLANEOUS.

      9.1 Fees and Expenses.  Each of Parent, Mac-Gray and Sub on the one hand,
          -----------------
and the Stockholder on the other hand, shall bear its or his own expenses and costs in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby. The Stockholder expressly represents, acknowledges and agrees that any expenses of SSA, Bodden or the Stockholder relating in any way to the Mergers and the transactions contemplated hereby, including, without limitation, legal, accounting or other professional expenses, which are borne by SSA or Bodden have been paid by SSA or Bodden on or prior to the Closing and are included in the Indebtedness.

      9.2 Governing Law.  This Agreement shall be construed under and governed
          -------------
by the internal laws of the State of Florida (without giving effect to choice or conflict of laws provisions the effect of which would cause the application of the domestic substantive law of any other jurisdiction); provided that the General Corporation Law of the State of Delaware shall, to the extent applicable, also govern the provisions of this Agreement relating to the effectuation of the Mergers.

      9.3 Notices.  All notice and other communications required to be given
          -------
hereunder, or which may be given pursuant to or relative to the provisions hereof, shall be in writing and shall be deemed to have been given when delivered in hand or mailed, postage prepaid, by first class United States mail, certified return receipt requested as follows:

          If to SSA, Bodden or to
          -----------------------
          the Stockholder:          c/o Sun Services of America, Inc.
          ---------------
                                    6301 Benjamin Center Dr., #101
                                    Tampa, FL  33634
                                    Attention:  Jeffrey C. Huenink

          With a copy to:           Foley & Lardner
                                    P.O. Box 3391
                                    Tampa, FL  33601-391
                                    Attention:  David L. Robbins, Esq.

                                    100 North Tampa Street
                                    Suite 2700
                                    Tampa, FL  33602

          If to Parent, Mac-Gray    c/o Mac-Gray Co., Inc.
          ----------------------
          or Sub:                   22 Water Street
          ------
                                    Cambridge, Massachusetts 02141
                                    Attention:  Stewart G. MacDonald, Jr.

          With a copy to:           Goodwin, Procter & Hoar  LLP
                                    Exchange Place
                                    Boston, Massachusetts  02109
                                    Attention:  Stuart M. Cable, Esq.

      9.4 Entire Agreement.  This Agreement, including the Schedules and
          ----------------
Exhibits referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings. No promises, representations, understandings, warranties and agreements have been made by any of the parties hereto except as referred to herein or in such Schedules and Exhibits or in such other writings; and all inducements to the making of this Agreement relied upon by either party hereto have been expressed herein or in such Schedules or Exhibits or in such other writings.

      9.5 Assignability; Binding Effect.  This Agreement may not be assigned by
          -----------------------------
any party hereto without the prior written consent of each other party hereto. This Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto and any permitted successors and assigns.

      9.6 Captions and Gender.  The captions in this Agreement are for
          -------------------
convenience only and shall not affect the construction or interpretation of any term or provision hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, as the context may require.

      9.7 Execution in Counterparts.  For the convenience of the parties and to
          -------------------------
facilitate execution, this Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one (1) and the same document.

      9.8 Amendments.  This Agreement may not be amended or modified, nor may
          ----------
compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, the party waiving compliance.

      9.9 Publicity and Disclosures.  No press releases or public disclosure,
          -------------------------
either written or oral, of the transactions contemplated by this Agreement, shall be made by any party to this Agreement without the prior knowledge and written consent of Parent, or Mac-Gray, on the one hand and SSA, or Stockholder, on the other hand.

     9.10 Covenant of Parent, Mac-Gray and Sub.  Parent, Mac-Gray and Sub agree
          ------------------------------------
not to contact, or solicit any inquiries from, the Department of Revenue of the State of Florida with the intention of causing any audit or investigation relating to any pre-closing state sales tax liabilities of SSA or Bodden.

     9.11 Covenant of Stockholder.  The Stockholder hereby agrees to pay,
          -----------------------
perform and discharge when due all of the obligations and liabilities of SSA and Bodden, if any, arising from and after the Closing under the Vehicles Matters and the Split Dollar Policies. The Stockholder covenants and agrees that, as promptly as possible after the Closing, he shall (a) have assigned to him and shall assume the obligations of SSA and Bodden under, the Split Dollar Policies and any Vehicles Matters which are not solely in the Stockholder's name and (b) obtain insurance coverage for each of the vehicles subject to the Vehicles Matters. From and after the Closing, the Stockholder shall execute and deliver or cause to be executed and delivered such documents and take such other actions as may be requested by Parent, Sub or Mac-Gray to ensure that title to the assets used in the business of SSA and Bodden, other than assets being assumed by or transferred to the Stockholder pursuant to the terms of this Agreement, is fully and effectively transferred to Parent, Mac-Gray and/or Sub, as the case may be.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the parties hereto have caused this Agreement and Plan of Merger to be executed as of the date set forth above by their duly authorized representatives.

                              MAC-GRAY II, INC.

                              By:  /s/ John S. Olbrych
                                  ---------------------------------------
                                  Name:  John S. Olbrych
                                  Title: CFO


                              MAC-GRAY CO., INC.

                              By:  /s/ John S. Olbrych
                                  ---------------------------------------
                                  Name:  John S. Olbrych
                                  Title: CFO


                              MAC-GRAY ACQUISITION CORP.

                              By:  /s/ John S. Olbrych
                                  ---------------------------------------
                                  Name:  John S. Olbrych
                                  Title: CFO


                              SUN SERVICES OF AMERICA, INC.

                              By:  /s/ Jeffrey C. Huenink
                                  ---------------------------------------
                                  Name:  Jeffrey C. Huenink
                                  Title: President


                              R. BODDEN COIN-OP-LAUNDRY, INC.

                              By: /s/ Jeffrey C. Huenink
                                  ---------------------------------------
                                  Name:  Jeffrey C. Huenink
                                  Title: President


                              STOCKHOLDER:

                               /s/ Jeffrey C. Huenink
                              -------------------------------------------
                              Jeffrey C. Huenink
Agreement and Plan of Merger